UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Schedule 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to s. 240.14a-12

                               SIMTEK CORPORATION
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      paid  previously.  Identify the previous filing by registration statement
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



                                  [SIMTEK LOGO]




Dear Fellow Shareholder:

     You are invited to attend the annual meeting of the shareholders of Simtek Corporation, a Colorado corporation ("Simtek"), which will be held at The Embassy Suites Hotel, 7290 Commerce Center Dr., Colorado Springs, Colorado, 80919 on June 29, 2006, at 2:00 p.m., local time. We have enclosed a notice of the annual meeting, a proxy statement, a proxy card and a copy of our annual report for the year ended December 31, 2005.

     At the annual meeting, our shareholders will:

     (i) consider and vote on a proposal to elect two directors to our board of directors, each to serve until the 2007 annual meeting of shareholders and until their successors have been duly elected and qualified;

    (ii) consider and vote on a proposal to reincorporate Simtek in the State of Delaware;

    (iii) consider and vote on a proposal to effect a reverse split of the outstanding shares of the common stock of Simtek, with the ratio of the reverse split being in the range of one for five (1:5) to one for twenty (1:20), the exact ratio being determined by the board of directors;

    (iv) consider and vote on a proposal to ratify the selection of Hein & Associates LLP, independent auditors, as our auditors for the year ending December 31, 2006; and

     (v)  transact such other business as may properly come before the meeting.

     Our board of directors has unanimously approved the proposals and recommends that you vote in favor of the proposals. Whether or not you are personally able to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. This action will not limit your right to vote in person if you do wish to attend the meeting and vote personally.

     Only holders of our common stock at the close of business on May 17, 2006, the record date, will be entitled to notice of, and to vote at, the annual meeting.

     Please review the entire proxy statement carefully. If you would like assistance in completing your proxy card, or if you have any questions about the procedure for voting your shares described in the attached proxy statement, please contact Mr. Brian Alleman, our Chief Financial Officer, at (719) 531-9444 or Mr. Sheldon Lutch, our Investor Representative, at (212) 268-1816.

                                        Sincerely yours,

                                        /s/Harold Blomquist
                                        Harold Blomquist
                                        Chief Executive Officer

                               SIMTEK CORPORATION
                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
                                 (719) 531-9444

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 29, 2006


To the Shareholders of Simtek Corporation:

     The annual meeting of shareholders of Simtek Corporation, a Colorado corporation ("Simtek"), will be held at 2:00 p.m., local time, on June 29, 2006, at The Embassy Suites Hotel, 7290 Commerce Center Drive, Colorado Springs, Colorado 80919, for purposes of:

     (i) considering and voting on a proposal to elect two directors to our board of directors, each to serve until the 2007 annual meeting of shareholders and until their successors have been duly elected and qualified;

    (ii) considering and voting on a proposal to reincorporate Simtek in the State of Delaware;

   (iii) considering and voting on a proposal to effect a reverse split of the outstanding shares of the common stock of Simtek, with the ratio of the reverse split being in the range of one for five (1:5) to one for twenty (1:20), the exact ratio being determined by the board of directors;

    (iv) considering and voting on a proposal to ratify the selection of Hein & Associates LLP, independent auditors, as our auditors for the year ending December 31, 2006; and

     (v) transacting such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on May 17, 2006, the record date for the meeting, will be entitled to notice of, and to vote at, the annual meeting. A copy of Simtek's annual report for the year ended December 31, 2005, is enclosed. A list of shareholders entitled to vote at the meeting will be kept on file at Simtek's principal office for inspection by any shareholder, for any purpose germane to the meeting, during usual business hours for ten days prior to the meeting.

     YOU ARE INVITED TO ATTEND THE ANNUAL MEETING, BUT WHETHER OR NOT YOU PLAN TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     Our board of directors believes that the proposals are advisable to and in the best interests of us and our shareholders. Our board of directors unanimously recommends that you vote in favor of the proposals.

     This notice and the attached proxy statement, proxy card, and annual report are first being mailed to Simtek's shareholders on or about June 8, 2006.

                                   By Order of the Board of Directors,

                                   /s/Brian Alleman
                                   Brian P. Alleman
                                   Corporate Secretary


Colorado Springs, Colorado
June 8, 2006

                               SIMTEK CORPORATION

                            4250 Buckingham Dr. #100
                        Colorado Springs, Colorado 80907
                                 (719) 531-9444


                                 PROXY STATEMENT



     The accompanying proxy is being solicited by the board of directors (the "Board") of Simtek Corporation, a Colorado corporation (the "Company" or "Simtek") for use at the Company's annual meeting of shareholders, including any adjournment thereof (the "Annual Meeting").

Time and Place; Purpose

     The Annual Meeting will be held at 2:00 p.m., local time, Thursday, June 29, 2006, at The Embassy Suites Hotel, 7290 Commerce Center Drive, Colorado Springs, Colorado 80919. At the Annual Meeting, our shareholders will be asked to consider and vote upon the following proposals (the "Proposals"):

     (i) a proposal to elect two directors to the Board, each to serve until the 2007 annual meeting of shareholders and until their successors have been duly elected and qualified;

    (ii)  a proposal to reincorporate Simtek in the State of Delaware;

   (iii) a proposal to effect a reverse split of the outstanding shares of the common stock of Simtek, with the ratio of the reverse split being in the range of one for five (1:5) to one for twenty (1:20), the exact ratio being determined by the Board; and

    (iv) a proposal to ratify the selection of Hein & Associates LLP, independent auditors, as our auditors for the year ending December 31, 2006;

and to transact such other business as may properly come before the Annual Meeting.

The Board has determined that the Proposals are advisable to and in the best interests of us and our shareholders. The Board recommends that you vote in favor of the Proposals.

Voting Rights; Record Date

     The Board has fixed the close of business on May 17, 2006 as the record date (the "Record Date") for the determination of holders of common stock entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of common stock at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting. At the close of business on the Record Date, we had outstanding 147,160,823 shares of common stock, par value $0.01 per share (the "Common Stock").

     The holders of shares of Common Stock are entitled to one vote per share on each matter that properly comes before the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Votes Required

     In the election of directors, the two candidates receiving the highest number of votes cast (in person or by proxy) in favor of their election are elected to the Board; any shares not voted (whether by withholding the vote, broker non-vote or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another candidate receiving a larger number of votes. With respect to each other proposal, the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy, and entitled to vote, at the Annual Meeting will be required to approve such Proposal; consequently, abstentions and broker non-votes will be treated as votes against for purposes of approving such Proposal.

Proxies

     Unless otherwise specified, the shares of Common Stock represented by the accompanying form of proxy, properly executed and returned, will be voted FOR the Proposals as described below. As to any other matters that may properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their best judgment. Votes will be tabulated by Continental Stock Transfer & Trust Company, the Company's transfer agent for the Common Stock.

     Proxies marked "Abstain" with respect to a particular Proposal, shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the Annual Meeting but with respect to which the broker or nominee is not empowered to vote on a particular Proposal) and proxies marked "Withhold" as to nominee(s) for the Board will be counted for purposes of determining whether there is a quorum at the meeting, but will not be included in determining the number of votes cast with respect to such matter.

     Any person giving a proxy has the right to revoke the proxy at any time before it is voted by giving written notice to the Secretary of the Company. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. In addition to solicitation by mail, employees or representatives of the Company may personally solicit proxies. Such persons will receive no additional compensation for such work.

     This proxy statement and accompanying form of proxy and annual report are first being mailed to shareholders on or about June 8, 2006.

Annual Report

     The Company's annual report to shareholders for the year ended December 31, 2005 is being mailed to the Company's shareholders with this proxy statement.

Common Questions and Answers

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving this proxy statement and proxy card from us because you own shares of Common Stock of Simtek. This proxy statement describes issues on which we would like you and that you are entitled, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint Harold A. Blomquist, Chief Executive Officer, and Brian Alleman, Chief Financial Officer, as your representatives at the annual meeting of shareholders. Harold A. Blomquist and Brian Alleman will vote your shares, as you have instructed them in the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change. If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified in this proxy statement, Harold A. Blomquist and Brian Alleman will vote your shares on such issue in accordance with their best judgment.

Q:   WHY IS THE BOARD PROPOSING TO REINCORPORATE IN DELAWARE?

A: Delaware is a nationally recognized leader in adopting, implementing and interpreting comprehensive and flexible corporate laws. Such laws are frequently revised and updated to accommodate changing legal and business needs and are more comprehensive, widely used and interpreted than other state corporate laws, including the Colorado corporate laws. Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a



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


substantial body of case law construing Delaware corporate law, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to Simtek by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

     Reincorporation from Colorado to Delaware may also make it easier to attract future candidates willing to serve on the Board, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. Based on publicly available data, over half of publicly-traded corporations in the United States and 58% of the Fortune 500 companies are incorporated in Delaware. See the section entitled, "Proposal 2--Reincorporation as a Delaware Corporation--Reasons for the Reincorporation", on page 25 for more information.

Q:   WHAT ARE THE PRINCIPAL FEATURES AND EFFECTS OF THE REINCORPORATION?

A: If Simtek reincorporates into Delaware, the affairs of Simtek will cease to be governed by Colorado corporation laws and will become subject to Delaware corporation laws. Upon the reincorporation, Simtek would be governed by a new Delaware certificate of incorporation and new Delaware bylaws. Apart from being governed by these new charter documents and Delaware corporation law, for all other purposes, the resulting Delaware corporation will be the same entity as
Simtek: it will continue with all of the assets, properties and liabilities of Simtek and will continue with all of the same officers and directors of Simtek. The reincorporation will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees. The reincorporation will not result in a change in the name of the company and will not result in a change in Simtek's current trading status on the Over-The-Counter Electronic Bulletin Board. Our subsidiaries will remain unchanged as a result of the reincorporation.

     The reincorporation will be effected pursuant to a conversion agreement to be entered into by Simtek, which will provide, among other things, that each outstanding share of Common Stock of Simtek will automatically be converted into one share of common stock of the resulting Delaware corporation. If the reverse split proposal (as discussed below) is approved and the reverse split is effected incident to the reincorporation, the conversion agreement will instead provide that the outstanding shares of Common Stock of Simtek would be automatically converted into a lesser number of shares of common stock of the resulting Delaware corporation, such lesser number to be calculated in accordance with the selected reverse split ratio. See the sections entitled, "Proposal 2--Reincorporation as a Delaware Corporation--Summary", "--General", "--No Change in Business, Jobs, Physical Location, Etc." "--The Conversion Agreement", on pages 25 to 27 for more information.

Q:   WHY IS THE BOARD PROPOSING A REVERSE STOCK SPLIT?

A: The reverse split is primarily intended to increase Simtek's per share stock price to enable Simtek to be listed on either the NASDAQ Capital Market (formerly the NASDAQ SmallCap Market) or the American Stock Exchange and to increase the attractiveness of the Common Stock to prospective investors and the financial community. Currently, the Common Stock is traded on the Over-The-Counter Electronic Bulletin Board or the "pink sheets" (under the symbol "SRAM"). The Company believes that current and prospective investors will view an investment in the Common Stock more favorably if the shares are listed on the NASDAQ Capital Market or the American Stock Exchange than if the Common Stock trades on the Over-The-Counter Electronic Bulletin Board. In addition, the Company also believes that prospective and actual customers, partners and employees will view being listed on the NASDAQ Capital Market or the American Stock Exchange more favorably.

Q:   WHAT ARE THE PRINCIPAL FEATURES AND EFFECTS OF THE REVERSE STOCK SPLIT?

         The Board is proposing a reverse split of all of the outstanding shares of Common Stock, with the ratio of the reverse split being in the range of one for five (1:5) to one for twenty (1:20), the exact ratio to be determined by the Board. The table below demonstrates the effect on the number of shares of Common Stock outstanding as a result of the reverse split at various ratios. The table below assumes there are 147,160,823 shares of Common Stock outstanding on the date the reverse split is effected (which was the share number on May 17, 2006).



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


     Ratio of Reverse Split            Resulting # of Shares Outstanding
     ----------------------            ---------------------------------

     One for Five (1:5)                          29,432,164.6

     One for Ten (1:10)                          14,716,082.3

     One for Fifteen (1:15)                       9,810,721.5

     One for Twenty (1:20)                        7,358,041.2

The immediate effect of reducing the number of shares of our Common Stock outstanding would be to increase the trading price of our Common Stock. However, we cannot assure you that the trading price of our Common Stock after the reverse split will rise in inverse proportion to the reduction in the number of shares of our Common Stock outstanding. The share price following the reverse split will depend on the ratio selected and the reaction of the public market for Common Stock, as well as other factors, all as discussed in greater detail in the section entitled, "Proposal 3--Reverse Split--Certain Risk Factors Associated With the Reverse Split", on page 39.

     The reverse split will not have any dilutive effect on the Company's shareholders since each shareholder would hold the same percentage of Common Stock outstanding immediately following the reverse split as such shareholder held immediately prior to the reverse split. The Reverse Split would not affect the relative voting and other rights that accompany the shares of Common Stock. The Board also proposes to reduce the number of authorized shares following the reverse split so that there is not an excessive amount of authorized shares and so that, if Simtek reincorporates into Delaware, Simtek is not obligated to pay an excessive amount of franchise taxes (which are calculated in Delaware, in part, by the number of authorized shares). See the section entitled, "Proposal 3--Reverse Split--Proportionate Reduction of Authorized Shares", on page 37 for more information.

Q:   DOES THE BOARD RECOMMEND VOTING IN FAVOR OF THE PROPOSALS?

A: Yes, the Board recommends that the shareholders vote "FOR" all the Proposals.

     Election of Directors. The Board recommends that the shareholders vote "FOR" the two nominees to the Board, Messrs. Ronald Sartore and Alfred J. Stein, whose terms of office will expire at the Annual Meeting.

     Reincorporation. The Board has determined that the reincorporation into Delaware is in the best interests of Simtek and its shareholders because Delaware has adopted, implemented and interpreted comprehensive and flexible corporate laws responsive to the legal and business needs of corporations, providing more flexibility in practice and more certainty in interpretation and application than currently exists under the corporate laws of Colorado; accordingly, the Board recommends that Simtek shareholders vote "FOR" the reincorporation into Delaware.

     Reverse Split. The Board has determined that the reverse split is in the best interests of Simtek and its shareholders in order to increase Simtek's per share stock price to enable Simtek to be listed on either the NASDAQ Capital Market (formerly the NASDAQ SmallCap Market) or the American Stock Exchange and to increase the attractiveness of the Common Stock to prospective investors and the financial community; accordingly, the Board recommends that Simtek shareholders vote "FOR" the reverse split.

     Ratification of Auditors. The Board recommends that the shareholders vote "FOR" the ratification of the selection of Hein & Associates LLP, independent auditors, as Simtek's auditors for the year ending December 31, 2006.

Q:   WHAT IS THE PROCEDURE FOR VOTING?

A: You may vote either by mail or in person at the annual meeting. To vote by mail, please complete, date, sign, and promptly return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted on each Proposal, your shares will be voted as you instruct. If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "FOR" each of the Proposals.

     If you want to vote in person, please come to the annual meeting. We will be passing out written ballots to anyone who wants to vote at the meeting.

Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

Q:   DO I HAVE DISSENTERS' RIGHTS?

A: No, under Colorado law shareholders are not entitled to dissenters' rights with respect to the reincorporation/conversion or the reverse split, and we will not independently provide shareholders with any such right.

Q:   WHAT DO I DO WITH MY STOCK CERTIFICATES?

A: Only if and when the reverse split is effected will shareholders need to exchange their stock certificates. If and when the reverse split is effected, Simtek's transfer agent will send you a transmittal letter containing instructions on how to exchange your certificate(s) representing your shares of the Common Stock of Simtek for certificates representing the appropriate number of whole shares of Common Stock of Simtek (or, if the reincorporation is effected, common stock of the resulting Delaware corporation) as a result of the reverse split. See the section entitled, "Proposal 3--Reverse Split--Effect On Registered Certificated Shares", on page 39 for more information.






























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



                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company's amended and restated articles of incorporation and bylaws provide that if the Board consists of six or more persons, then the members of the Board shall be divided into three classes, each class to be as nearly equal in number as possible. The Board is currently divided into three classes, two classes consisting of two directors and the third consisting of one director, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director's successor is elected and qualified.

     The Board presently consists of five members. There are two Class 2 Directors, Messrs. Ronald Sartore and Alfred J. Stein, whose terms of office will expire at the Annual Meeting. The Board has nominated each of Mr. Sartore and Mr. Stein for re-election. Proxies cannot be voted for a greater number of persons than the number of nominees named. If elected at the Annual Meeting, each of the nominees would serve until the 2009 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     If the Company reincorporates as a Delaware corporation pursuant to Proposal 2 below, the Company's initial Delaware certificate of incorporation and bylaws will not provide that the Board will be divided into classes and will, instead, provide that each director be elected annually. Consequently, assuming that Proposal 2 is approved, our initial Delaware certificate of incorporation and bylaws will provide that all of our directors (including Messrs. Sartore and Stein) would be subject to re-election at the 2007 annual meeting for one-year terms (and not for three-year terms). The provisions of the reincorporation as a Delaware corporation, including the election of directors of such Delaware corporation, are explained in greater detail in Proposal 2 below.

     Directors are elected by a plurality of the votes present in person or represented by proxy, and entitled to vote, at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Messrs. Sartore and Stein. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

     Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting. Ages are as of May 17, 2006, the Record Date.

Nominees for Election for a Three-Year Term Expiring at the 2009 Annual Meeting (If Proposal 2 is NOT Approved) or a One-Year Term (If Proposal 2 is Approved)

     Ronald Sartore has served as a director since March 2004, which term expires in 2006. Mr. Sartore has over 30 years experience in the industry and is currently an executive consultant in the field of computers and semiconductors. From May of 1999 until May of 2006 he served various engineering and business roles as a Vice President within Cypress Semiconductor Corporation's Consumer and Computation Division. Mr. Sartore joined Cypress Semiconductor Corporation, or "Cypress," after Cypress's May 1999 accretive acquisition of Anchor Chips, where he was its CEO and President. Mr. Sartore founded Anchor Chips in 1995 and secured $9.5 million in funding from its majority owner: South Korea's LG Semicon. Prior to that, Mr. Sartore worked as a systems architect for San Diego based AMCC. Previous to AMCC, Mr. Sartore was a technical consultant for Array Microsystems, and an employee of Maximum Storage, both in Colorado Springs. In 1985, Mr. Sartore co-founded Cheetah International, a manufacturer of personal computers and peripherals until its acquisition by Northgate Computers in 1990. Cheetah's products, designed by Mr. Sartore, have received acclaim for their high performance and were the subject of articles in numerous trade magazines. Prior to Cheetah, Mr. Sartore has held technical design positions in the following companies: Inmos, in Colorado Springs, Colorado; Synercom Technology, in Sugarland, Texas; Texas Instruments, in Stafford, Texas; NCR, in Millsboro, Delaware; and Sperry Univac, in Blue Bell, Pennsylvania. Mr. Sartore currently holds 13 US patents and obtained a BS degree in Electrical Engineering from Purdue University.

         Alfred J. Stein has served as a director since March 2004, which term expires in 2006. He is currently a Consultant and Advisor to startup companies in the high technology industry. He previously served at VLSI Technology, Inc. as Chairman of the Board and Chief Executive Officer from 1982 until its acquisition by Philips Electronics in 1999. During his tenure, VLSI grew from a venture capital funded start-up to a publicly traded company with revenues in excess of $600 million and over 2,200 employees in more than 25 locations around the world. For more than 45 years, Mr. Stein has played a significant role in the high tech industry, including senior management assignments at both Texas Instruments and Motorola. Mr. Stein was with Texas Instruments for 18 years from 1958 through 1976; his last position was Vice President and General Manager for the Electronics Devices Division. Mr. Stein was with Motorola for five years where he was Vice President and Assistant General Manager of Motorola's Semiconductor Sector. He joined VLSI Technology from Arrow Electronics where he had been that company's Chief Executive Officer. Mr. Stein is on the Board of Directors of two publicly traded companies, Advanced Power Technology and ESS Technology, as well as several private startup companies. He also has served on the board of directors at Applied Materials, Radio Shack Corporation and was Chairman of the Board for the Semiconductor Industry Association (SIA). He served on the Board of Trustees for St. Mary's University of Texas.


     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NAMED NOMINEE.

Director Continuing in Office Until the 2007 Annual Meeting (Regardless of Whether Proposal 2 is Approved)

     Robert H. Keeley has served as a director since May 1993. Dr. Keeley's current term of office as a director expires at the 2007 annual meeting. He is currently Professor (Emeritus) at the University of Colorado at Colorado Springs where he served as the El Pomar Professor of Business Finance from 1992 until 2004. From 1986 to 1992, Dr. Keeley was a professor in the Department of Industrial Engineering and Engineering Management at Stanford University. Prior to joining Stanford, he was a general partner of Hill and Carmen (formerly Hill, Keeley and Kirby), a venture capital firm. Dr. Keeley holds a Bachelor's degree in electrical engineering from Stanford University, an M.B.A. from Harvard University, where he was a Baker Scholar, and a Ph.D. in business administration from Stanford University. Dr. Keeley is a director and president of a private company in the wind energy business, and a director of two other private companies.

Directors Continuing in Office Until the 2008 Annual Meeting (If Proposal 2 is NOT Approved) or Until the 2007 Annual Meeting (If Proposal 2 is Approved)

     Harold A. Blomquist was originally appointed as a director in May 1998, resigned from the Board in July 2001 to avoid a potential conflict of interest with his employer and was re-appointed in January 2002. Mr. Blomquist's current term of office as a director expires at the 2008 annual meeting (or, if the reincorporation is consummated, at the 2007 annual meeting). In October 2003, Mr. Blomquist was elected to the position of Chairman of the Board of Directors. Mr. Blomquist has served as Chief Executive Officer and President of the Company since May 2005. He served as a Director on the Board of Microsemi, Inc. from February 2003 to February 2006, and as a consultant to venture investors and early stage technology companies in the semiconductor and electronic components areas. In the past, he was employed as President and Chief Executive Officer of Morpho Technologies, Inc., and Chief Executive Officer of Tower Semiconductor, USA, Inc. Mr. Blomquist served as a member of the Board of Directors of AMIS Holding Co. and Sr. Vice President of AMI Semiconductors. Prior to joining AMI in April 1990, Mr. Blomquist held positions in engineering, sales, and marketing for several semiconductor firms, including Texas Instruments, Inmos Corporation, and General Semiconductor. Mr. Blomquist was granted a BSEE degree from the University of Utah and also attended the University of Houston, where he pursued a joint Juris Doctor/MBA course of study.

     Robert C. Pearson has served as a director since July 2002. Mr. Pearson's current term of office as a director expires at the 2008 annual meeting (or, if the reincorporation is consummated, at the 2007 annual meeting). He joined RENN Capital Group in April 1997 and is Senior Vice President-Investments. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant primarily engaged by RENN Capital Group. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice President of Thomas Group, Inc., a management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with over $40 million in revenues. Prior to 1990, Mr. Pearson spent 25 years at Texas Instruments where he served in several positions including Vice President-Controller and later as Vice President-Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is currently a Director of CaminoSoft Corporation and Laserscope, Inc., both of which are publicly held. He is also a Director of eOriginal, Inc., a privately held company.

               INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Meetings and Committees of the Board

     Our business, property and affairs are managed under the direction of the Board and its committees. Members of the Board are kept informed of our business through discussions with our Chairman and our Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.

     During the fiscal year ended December 31, 2005, the Board held eleven meetings. During that same period, the Board acted by unanimous consent six times.

     The Board has an Audit Committee, a Compensation Committee, and a Governance Committee. Below is the information that provides membership and meeting information for each of the Board committees. In fiscal year 2005, each committee member attended 100% of the meetings of each applicable committee held after becoming a member of that committee.

     Audit Committee. The Audit Committee consists of Robert Keeley, who serves as the committee's chairperson, and Alfred Stein. The Audit Committee held two meetings during the fiscal year 2005.

     Compensation Committee. The Compensation Committee consists of Ronald Sartore, who serves as the committee's chairperson, Robert Pearson and Harold Blomquist. The Compensation Committee held two meetings during the fiscal year 2005. During that same period, the Compensation Committee acted by unanimous consent five times.

     Governance Committee. The Governance Committee consists of Alfred Stein, who serves as the committee's chairperson, Harold Blomquist, and Ronald Sartore. The Governance Committee acts by unanimous consent and they acted zero times during the fiscal year 2005.

     Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities

     Audit Committee. The Board has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee consists of Robert Keeley, who serves as the committee's chairperson, and Alfred Stein. The Audit Committee assists the Board in its oversight of the integrity of the Company's accounting, auditing, and reporting practices. The Board has determined that Dr. Keeley has the requisite education, background or experience to be considered an "audit committee financial expert" as that term is defined by applicable SEC rules. All members of the Audit Committee are "independent" under current NASDAQ Stock Market, Inc. listing standards.

     Compensation Committee. The primary responsibilities of the Compensation Committee are to review and recommend to the Board the compensation of the Chief Executive Officer of the Company, determine the amounts and recipients of stock options and perform such other functions regarding compensation as the Board may delegate. The Compensation Committee consists of Messrs. Sartore, Blomquist, and Pearson. Mr. Pearson is independent and Messrs. Sartore and Blomquist are not independent, in each case according to standards for independence under current NASDAQ Stock Market, Inc. listing standards. Mr. Sartore was independent according to standards for independence under current NASDAQ Stock Market, Inc. listing standards until the Company entered into a preliminary consulting agreement with him in May 2006, as described in further detail in the Form 8-K filed by the Company on May 30, 2006.

     Governance Committee. The primary responsibilities of the Governance Committee are to ensure company compliance with the SEC and other government regulations concerning the conduct of the Company, its officers, directors and employees. The Governance Committee does not have a written charter. The Governance Committee responsibilities also include nomination for membership to the Board. The Governance Committee consists of Messrs. Stein, Blomquist, and Sartore. Mr. Stein is independent, and Messrs. Sartore and Blomquist are not independent, in each case according to standards for independence under current NASDAQ Stock Market, Inc. listing standards. Mr. Sartore was independent according to standards for independence under current NASDAQ Stock Market, Inc. listing standards until the Company entered into a preliminary consulting agreement with him in May 2006, as described in further detail in the Form 8-K filed by the Company on May 30, 2006. The governance committee will consider Board nominees recommended by shareholders. Any such suggestions in connection with the 2007 annual meeting should be made to the Governance Committee (in care of the Company at its principal executive offices) by delivering notice to our Secretary at our principal executive offices in accordance with the provisions of our bylaws and the provisions set forth herein under the heading "Shareholder Proposals." The notice must contain certain prescribed information about the proponent and the nominee(s), including such information about the nominee(s) as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the Board. There is not a specific, minimum set of qualifications that must be met by a nominee for such nominee to be recommended for a position by the Governance Committee on the Board. On a case by case basis the Governance Committee will assess the specific needs of the Board in terms of a desirable skill set in a potential nominee. The background of a potential nominee should include extensive executive experience in an area of specific interest to the Board. The Company operates to the highest ethical standards; consequently, any potential nominee must also.

     The Governance Committee conducts informal self-evaluations of the composition and size of the Board on a periodic basis. As a need is observed, the Governance Committee will recommend to the Board that it consider new directors and seek input from the Board regarding desired skills in new candidates. The Committee has, in the past, used formal and informal networking to identify and evaluate potential candidates. Similar to any nominee identified by the Committee, any potential nominee submitted for consideration by a shareholder would first be vetted against a perceived need existing on the Board, and would then be evaluated against other candidates for the position based on the merits of his/her background in comparison to other candidates. We have not, in the past, used a third party to identify or evaluate potential nominees.

     The Board has not established a formal process for shareholders to follow to send communications to the Board or its members. The Company's policy is to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with the directors may do so by sending their correspondence addressed to the Board at the Company's headquarters at 4250 Buckingham Drive, Suite 100, Colorado Springs, CO 80907 or via an email weblink "information @Simtek.com" on the Company's website.

Statement on Corporate Governance

     We regularly monitor developments in the area of corporate governance by reviewing new federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002, as well as rules adopted by the SEC. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interest of the Company and its shareholders.

     The Board has approved a Code of Business Conduct and Ethics (collectively, the "Code of Conduct"), posted on the Company's website under "Company." Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct.

Director Compensation Overview

     Beginning March 2004, each director who was not an employee received $1,500 for each meeting of the Board, attended in person, and $500 for each meeting of a committee of the Board. Beginning January 1, 2005, each director of the Board also received a $10,000 annual stipend; the stipend is paid quarterly. Beginning

May 25, 2006, each director who was not an employee received half of the normal fees for Board and committee meetings attended telephonically. Upon initial appointment or election to the Board, each newly appointed or elected member receives options to purchase 150,000 shares of the Company's Common Stock. Each member of the Board receives, within the first month of each calendar year, while serving as a member of the Board, a grant of options to purchase 37,500 shares of the Company's Common Stock. Along with the above compensation, the Chairman of the Board receives $4,000 per calendar quarter, as long as the Chairman is not an employee. Directors are also reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to us.

Director's Attendance at Annual Shareholder Meetings

     The Company has no written policy regarding the attendance of its board members at annual shareholder meetings. However, all board members attended the Company's 2005 annual shareholder meeting.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee, during fiscal year 2005, consisted of Ronald Sartore, Robert Pearson, Douglas Mitchell (until May 2005) and Harold Blomquist (beginning May 2005). Mr. Mitchell was our Chief Executive Officer, President and Chief Financial Officer (acting), as well as the Chairman of our subsidiary, Q-DOT, Inc., until he resigned from such positions on May 9, 2005. Mr. Blomquist has been the Chairman of the Board of Directors since October 2003, and has been our Chief Executive Officer and President since May 9, 2005. On June 28, 2005, we issued to Renaissance Capital Growth and Income Fund III, Inc., Renaissance US Growth Investment Trust PLC and BFSUS Special Opportunities Trust PLC, which are managed by RENN Capital Group, warrants to purchase 200,000 shares of our common stock at $0.50 per share with an exercise period of 5 years. These warrants were issued in exchange for an agreement to delay making principal redemption installments under the 7.50% Convertible Debentures issued by Simtek in 2002 in the aggregate principal amount of $3,000,000. In connection with the sale of $11,000,000 of our common stock on December 30, 2005, instead of lowering the conversion price of the Convertible Debentures, as required by the terms of the Convertible Debentures, from $0.312 per share to $0.16 per share as a result of the December 30, 2005 offering at $0.16 per share, we agreed with the RENN Capital Group that the conversion price would only be lowered to $0.22 per share as a result of the December 30, 2005 offering. As a result, instead of just 9,615,384 shares issuable upon conversion of the Convertible Debentures (which would be the case were the conversion price still $0.312 per share), there are currently a total of 13,636,364 shares of common stock that are issuable upon conversion of the debentures as a result of the reduction of the conversion price to $0.22 per share. Also on December 30, 2005, we issued a total of 9,375,000 shares of common stock to Renaissance Capital Growth and Income Fund III, Inc., Renaissance US Growth Investment Trust PLC and BFSUS Special Opportunities Trust PLC in exchange for a total of $1,500,000. RENN Capital Group is the agent for these three investment funds. One of our directors, Robert Pearson, holds the position of Senior Vice President of RENN Capital Group.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS


     Our directors and executive officers are as follows:

Name                               Age                           Position
----                               ---                           --------
Harold Blomquist..............     54         Chairman of the Board, Chief Executive Officer and President

Brian Alleman.................     49         Vice President and Chief Financial Officer, Corporate Secretary

Alfred Stein..................     73         Director

Robert H. Keeley..............     65         Director

Ronald Sartore................     56         Director

Robert Pearson................     70         Director


     See "Proposal 1--Election of Directors" for the biographies of Messrs. Blomquist, Keeley, Pearson, Sartore and Stein.

     Brian Alleman has served as Vice President and Chief Financial Officer at the Company since June of 2005. Mr. Alleman is a partner in the Denver office of Tatum LLC, a national firm of experienced executives serving as full-time, part-time, interim, project, or on-staff professionals to provide executive solutions to companies undertaking significant change. Mr. Alleman has over 25 years of experience in financial management, with 10 years of experience in leading international accounting firms. For nine years prior to joining Tatum, Mr. Alleman served as Vice President and Chief Financial Officer with Centuri Corporation in Penrose, Colorado. Mr. Alleman intends to remain a partner in Tatum, which should allow Simtek access to a variety of professional resources provided by Tatum to its clients. Mr. Alleman holds a Bachelors Degree in Accounting from Seton Hall University and became a Certified Public Accountant in the State of New Jersey in 1980.

     Officers serve at the discretion of the Board.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth information regarding ownership of our common stock as of May 17, 2006 by each person who is known by us to beneficially own more than five percent of our common stock, by each director, by each current or former executive officer named in the summary compensation table, and by all directors and current executive officers as a group. Shares issuable within sixty days after May 17, 2006 upon the exercise of options, warrants or debentures are deemed outstanding for the purpose of computing the percentage ownership of persons beneficially owning such options, warrants or debentures but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Percentage of beneficial ownership of common stock prior to and after the offering is based on 147,160,823 shares of common stock outstanding as of May 17, 2006.

                                                              Amount and Nature
Name and Address                                                of Beneficial       Percent of
of Beneficial Owner                                              Ownership             Class
-----------------------------------------------------------------------------------------------
Robert H. Keeley                                                  180,007 (1)             *
P. O. Box 240
Hillside, CO 81232

Harold A. Blomquist                                             2,062,978 (2)         1.39%
18595 Lake Drive
Monument, CO  80132

Robert Pearson                                                    110,007 (3)             *
8080 N. Central Expressway, Suite 210-LB59
Dallas, TX 75203

Ronald Sartore                                                    257,924 (4)             *
14445 Cypress Point
Poway, CA 92064

Alfred Stein                                                      198,924 (5)             *
410 Old Oak Court
Los Altos, CA 94022

Douglas Mitchell                                                  809,386 (6)             *
1775 Sunshine Circle
Woodland Park, CO 80863

Renaissance Capital Growth & Income Fund III, Inc.              9,537,782 (7)         6.27%
c/o RENN Capital Group
8080 N. Central Expressway, Suite 210-LB59
Dallas, TX 75203

Renaissance US Growth Investment Trust PLC                      9,537,783 (8)         6.27%
c/o RENN Capital Group
8080 N. Central Expressway, Suite 210-LB59
Dallas, TX 75203

BFSUS Special Opportunities Trust PLC.                          8,537,783 (9)         5.62%
c/o RENN Capital Group
8080 N. Central Expressway, Suite 210-LB59
Dallas, TX 75203

                                       12


SF Capital Partners, Ltd                                       10,107,367             6.87%
3600 South Lake Drive
St. Francis, WI 53235

Cypress Semiconductor Corporation                              21,796,428 (10)       13.44%
3901 N. First Street
San Jose, CA 95134

Crestview Capital Master LLC                                   24,296,440            16.51%
95 Revere Drive, Suite A
Northbrook, IL 60062

Big Bend XXVII Investments, L.P.                               14,375,000             9.77%
3401 Armstrong Avenue
Dallas, TX 75205-4100

Toibb Investment LLC                                           11,875,000             8.07%
6355 Topanga Canyon Blvd., Suite 335
Los Angeles, CA 91367

All current executive officers and directors as a group         2,840,396 (11)        1.91%
  (6 persons)

----------------------
*    Less than one percent.


(1) Includes 10,000 shares of our common stock held by Dr. Keeley's wife, Sandra D. Keeley. Dr. Keeley disclaims beneficial ownership of these shares. Includes 121,250 shares issuable upon exercise of options. Includes 33,757 shares of restricted common stock that are due, but have not been issued to Dr. Keeley as part of his directors' compensation for the period January 1, 2005 through March 31, 2006.

(2) Includes 800 shares of our common stock that Mr. Blomquist's son personally owns and includes 1,108,472 shares issuable upon exercise of options. Includes 3,706 shares of restricted common stock that are due, but have not been issued to Mr. Blomquist as part of his directors' compensation for the period January 1, 2005 through March 31, 2005, the end of the last quarter before the date he became our chief executive officer.

(3) Includes 76,250 shares issuable upon exercise of options. Includes 33,757 shares of restricted common stock that are due, but have not been issued to Mr. Pearson as part of his directors' compensation for the period January 1, 2005 through March 31, 2006.

(4) Includes 164,167 shares issuable upon exercise of options. Includes 33,757 shares of restricted common stock that are due, but have not been issued to Mr. Sartore as part of his directors' compensation for the period January 1, 2005 through March 31, 2006.

(5) Includes 164,167 shares issuable upon exercise of options. Includes 33,757 shares of restricted common stock that are due, but have not been issued to Mr. Stein as part of his directors' compensation for the period January 1, 2005 through March 31, 2006.

(6) Includes 440,000 shares issuable upon exercise of options. Mr. Mitchell resigned as an officer and director of Simtek and Q-DOT, Inc. on May 9, 2005.

(7) Assumes conversion, at a conversion price of $0.22 per share, of debentures issued to Renaissance Capital Growth & Income Fund III, Inc. for 4,545,455 shares of our common stock. Assumes exercise of warrants held by Renaissance Capital Growth & Income Fund III, Inc. for 316,666 shares of our common stock.

(8) Assumes conversion, at a conversion price of $0.22 per share, of debentures issued to Renaissance US Growth & Investment Trust PLC for 4,545,455 shares of our common stock. Assumes exercise of warrants held by Renaissance US Growth Investment Trust PLC for 316,667 shares of our common stock.

(9) Assumes conversion, at a conversion price of $0.22 per share, of debentures issued to BFSUS Special Opportunities Trust PLC for 4,545,455 shares of our common stock. Assumes exercise of warrants held by BFSUS Special Opportunities Trust PLC for 316,667 shares of our common stock.

(10) Assumes exercise of warrants held by Cypress for 15,055,612 shares of our common stock.

(11) Includes 1,664,862 shares issuable upon exercise of options. Includes 138,734 shares of restricted stock required to be issued for director compensation. Includes 10,000 shares of our common stock held by Dr. Keeley's wife, Sandra D. Keeley, with respect to which Dr. Keeley disclaims beneficial ownership. Includes 800 shares of our common stock that Mr. Blomquist's son personally owns. Does not include the 27,613,348 shares beneficially owned by Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC and BFSUS Special Opportunities Trust PLC. RENN Capital Group is agent for these three investment funds. Mr. Robert Pearson is a Senior Vice President of RENN Capital Group. Mr. Pearson also holds the position of a director on Simtek's board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     To our knowledge, based solely upon a review of reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all filing requirements applicable to officers, directors and greater than 10% beneficial owners of our common shares under
Section 16(a) of the Securities Exchange Act of 1934, as amended, were complied with except as noted below. Mr. Blomquist filed one amendment to Form 4 on October 25, 2005 (which amended a Form 4 previously filed on July 1, 2005, with respect to a transaction occurring on May 9, 2005 and May 17, 2005).

                             EXECUTIVE COMPENSATION

     The following table sets forth information for each of our last three fiscal years with respect to the annual and long-term compensation of the individuals acting as the Chief Executive Officer during the fiscal year ended December 31, 2005. There were no other executive officers of the Company who served during any part of 2005 whose annual salary and bonus for the fiscal year ended December 31, 2005 exceeded $100,000.

                                                   Summary Compensation Table

                                                                                                         Long Term
                                                                                                        Compensation
                                                          Annual Compensation                              Awards
                                   ------------------------------------------------------------------- ---------------

                                                                                                         Securities
                                                                                      Other Annual       Underlying
   Name and Principal Position        Year        Salary ($)        Bonus ($)       Compensation ($)      Options
   ---------------------------        ----        ----------        ---------       ----------------      -------
Harold A. Blomquist(1)                2005        $ 209,375          50,000             150,490          2,535,000
Chief Executive Officer,              2004        $      --              --                  --                 --
President and Chairman of             2003        $      --              --                  --                 --
the Board

Douglas M. Mitchell(2)                2005        $ 174,922              --             118,027                 --
Chief Executive Officer, Chief        2004        $ 175,000              --                  --                 --
Financial Officer (acting) and        2003        $ 175,000              --                  --            200,000
President


(1)  Mr. Blomquist became Chief Executive Officer and President on May 9, 2005.

(2) Mr. Mitchell resigned as Chief Executive Officer, Chief Financial Officer (acting) and President on May 9, 2005.


Option Grant Table

     The following table sets forth certain information with respect to options granted by us during the fiscal year ended December 31, 2005 to the individuals named in the summary compensation table above.


                                           Shares
                                         subject to
                                           Options                                                Potential Realizable
                             Shares      Granted to                   Market                        Value at Assumed
                           Subject to     Employees                  Price per                    Annual Rate of Stock
                             Options      in Fiscal     Exercise     Share on                      Price Appreciation
                           Granted in     Year % of    Price Per      Date of     Expiration        for Option Term
Name                       Fiscal Year      Total        Share         Grant         Date             5%        10%
----                       -----------   ----------    ---------     ---------    -----------     ---------  ---------
Harold A. Blomquist(1)        35,000        2.29%        $0.62         $0.62      2/15/2012          $8,834    $20,587
Harold A. Blomquist        1,096,125       71.86%        $0.66         $0.66       5/9/2012        $294,514   $686,337
Harold A. Blomquist        1,403,875       92.03%        $0.54         $0.54      5/17/2012        $308,620   $719,210


(1)  Mr. Blomquist became Chief Executive Officer and President on May 9, 2005.

Year-End Option Table

     The following table sets forth, as of December 31, 2005, the number of shares subject to unexercised options held by the individuals named in the summary compensation table above. 2,030,556 exercisable options had an exercise price less than the last sale price of our common stock underlying the options as reported by the OTC Electronic Bulletin Board on the last trading day of the fiscal year ended December 31, 2005.

                                                                                            Value of Unexercised
                                                       Number of Unexercised Options      in-the-money Options at
                            Shares                           at Fiscal Year-End               Fiscal Year-End
                         --------------                ------------------------------- -------------------------------
                          Acquired on       Value       Exercisable    Unexercisable    Exercisable    Unexercisable
Name                     Exercise (#)   Realized ($)        (#)             (#)             ($)             ($)
------------------------ -------------- -------------- --------------- --------------- --------------- ---------------
Harold A. Blomquist(1)            0        $     0        622,361         2,013,889      $     0          $     0
Douglas M. Mitchell(2)      250,000        $ 9,866        553,333            16,667      $32,700          $ 2,500


(1)  Mr. Blomquist became Chief Executive Officer and President on May 9, 2005.

(2) Mr. Mitchell resigned as Chief Executive Officer, Chief Financial Officer (acting) and President on May 9, 2005.

Employment Contracts and Termination of Employment Arrangements

     The material terms of Harold Blomquist's employment with the Company are as set forth below, as previously disclosed in Item 5.02(c) of the Current Report on Form 8-K filed on May 12, 2005. Mr. Blomquist will be employed for one year with automatic extensions for additional one-year periods unless otherwise terminated. Mr. Blomquist's base salary will be $325,000 per year and he will be eligible to receive a yearly cash bonus, based on performance, of up to 100% of his salary. In addition, Mr. Blomquist will receive a yearly bonus of options to purchase between 100,000 and 400,000 shares of the Company's Common Stock; the exact amount will be based on performance. Upon beginning employment, Mr. Blomquist received options to purchase 2.5 million shares of the Company's Common Stock and a $50,000 bonus. Within four months of beginning employment, Mr. Blomquist was required to purchase 200,000 shares of common stock from the Company, which Mr. Blomquist did on May 19, 2005. The agreement provided that for each share of common stock Mr. Blomquist purchased from the Company within six months of beginning employment, including the 200,000 shares he was required to purchase, the Company would grant him an additional share, up to a maximum of 500,000 matching shares. In addition to the 200,000 shares he purchased on May 19, 2005, Mr. Blomquist purchased 275,000 shares on November 9, 2005; in each case, the purchase price was determined by calculating the average close price for the five trading days prior to the purchase date. We issued an additional 475,000 shares of our common stock to Mr. Blomquist for no additional consideration to match these previous stock purchases. Upon termination, Mr. Blomquist will be restricted from competing against the Company for a period of 18 months. If Mr. Blomquist is terminated by the Company without cause, all of Mr. Blomquist's unvested stock options will immediately vest and he will continue to receive his base salary, benefits, and cash and stock bonuses for 18 months. If Mr. Blomquist terminates employment due to good cause or as a result of constructive termination relating to a change of control of the Company, all of Mr. Blomquist's unvested stock options will immediately vest and he will continue to receive his base salary, benefits and cash and stock bonuses for 18 months.

     Incident to Douglas Mitchell's resignation as director, Chief Executive Officer, President and Chief Financial Officer (acting) of Simtek, and as Chairman of the Board of Simtek's subsidiary, Q-DOT, Inc., Simtek entered into a Separation Agreement, dated May 9, 2005 (the "Separation Agreement") with Mr. Mitchell. The Separation Agreement provides that for six months following the date of the Separation Agreement, Mr. Mitchell would receive a base salary (prorated from an annualized base salary of $225,000), and for an additional 12 months following the six months mentioned above, he will receive $1,875 per month in exchange for providing consulting services to Simtek. Mr. Mitchell's stock options will continue to vest and his vested stock options will remain exercisable during the period that he continues to receive his base salary and during the period that he provides consulting services to Simtek. Per the terms of the Separation Agreement, the Company granted to Mr. Mitchell 150,000 shares of common stock on June 15, 2005 and 50,000 shares of common stock on November 25, 2005. The Separation Agreement also contains a mutual release.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On July 1, 2002, we received a total of $3,000,000 from Renaissance Capital Growth and Income Fund III, Inc., Renaissance US Growth Investment Trust PLC and BFSUS Special Opportunities Trust PLC (collectively, the "RENN Entities") in return for issuing 7.5% convertible debentures with an aggregate principal amount of $3,000,000. The convertible debentures have a maturity date of June 28, 2009 and originally had a conversion rate of $0.312, which would have resulted in 9,615,384 shares being issued upon conversion. In connection with the sale of $11,000,000 of our common stock on December 30, 2005, instead of lowering the conversion price of the 2002 convertible debentures, as required by the terms of the 2002 convertible debentures, from $0.312 per share to $0.16 per share as a result of the December 30, 2005 offering at $0.16 per share, we agreed with the RENN Entities that the conversion price would only be lowered to $0.22 per share as a result of the December 30, 2005 offering. As a result, instead of just 9,615,384 shares issuable upon conversion of the 2002 debentures (which would be the case were the conversion price still $0.312 per share), there are currently a total of 13,636,364 shares of common stock that are issuable to the RENN Entities upon conversion of the debentures as a result of the reduction of the conversion price to $0.22 per share. Also on December 30, 2005, we issued 9,375,000 shares of common stock to the RENN Entities in exchange for $1,500,000. On June 28, 2005, we issued warrants to purchase 200,000 shares of our common stock to the RENN Entities in exchange for a waiver of certain provisions relating to the 7.5% debentures. These warrants have 5-year terms with an exercise price of $0.50 per share. RENN Capital Group, Inc. is the agent for the RENN Entities. One of our directors, Mr. Robert Pearson, holds the position of Senior Vice President of RENN Capital Group, Inc.

     On October 12, 2004, we issued in a private placement to SF Capital Partners Ltd. 3,857,367 shares of our common stock and a warrant to acquire 2,063,984 shares of our common stock. The warrant has a 5-year term and originally had an exercise price of $0.627 per share. In connection with the sale of $11,000,000 of our common stock on December 30, 2005, we agreed with SF Capital Partners Ltd. that in exchange for their waiver of certain participation rights held by them in connection with the December 30, 2005 offering, the exercise price of their warrant to acquire 2,063,984 shares of our common stock would be lowered from $0.627 per share to $0.265 per share. Also on December 30, 2005, we issued 6,250,000 shares to SF Capital Partners Ltd. in exchange for $1,000,000. As of the date of this report, SF Capital Partners Ltd. owns 10,107,367 shares as a result of the October 12, 2004 and December 30, 2005 transactions, and has a warrant to purchase 2,063,984 shares with an exercise price of $0.265 per share as a result of the October 12, 2004 transaction. By its terms, the warrant issued to SF Capital Partners Ltd. may not be exercised if the exercise would cause SF Capital Partners Ltd. to be a 5% or more holder of all of our outstanding common stock; however, SF Capital Partners Ltd. may waive such restriction on 61 days notice to us. Given the number of shares of our common stock that SF Capital Partners Ltd. holds as of the date of this report, SF Capital Partners Ltd. cannot exercise such warrant unless it waives the restriction and gives us 61 days notice of the waiver; as such, the 2,063,984 shares issuable under the warrant are not included in SF Capital Partner Ltd.'s entry in the "Security Ownership of Certain Beneficial Owners and Management" table above under the column entitled "Amount and Nature of Beneficial Ownership."

     On May 4, 2005, we received $4,000,000 from Cypress in return for issuing 6,740,816 shares of our common stock and warrants to acquire 5,055,612 shares of our common stock. The warrants have a 10-year term with an exercise price of $0.7772. On March 24, 2006, we entered into a License and Development Agreement with Cypress pursuant to which, among other things, Cypress agreed to license certain intellectual property from us to develop and manufacture standard, custom and embedded nvSRAM products, we agreed with Cypress to co-develop certain nvSRAM products and Cypress agreed to pay us $4 million in pre-paid royalties paid in certain installments. Under the License and Development Agreement, we issued on March 24, 2006 a warrant granting Cypress the right to purchase 10 million shares of our common stock. We also agreed to issue, upon payment by Cypress of an installment of pre-paid royalties on June 30, 2006, a warrant granting Cypress the right to purchase 5 million shares of our common stock and we agreed to issue, upon payment by Cypress of an installment of pre-paid royalties on December 31, 2006, a warrant granting Cypress the right to purchase 5 million shares of our common stock. Each of these warrants has, or will have when issued, an exercise price per share of $0.75 with a term of 10 years from the date of issuance.

     On May 19, 2005 and pursuant to his employment agreement with us, Mr. Harold Blomquist, our President and Chief Executive Officer, purchased 200,000 shares of our common stock directly from us at a purchase price of $0.542 per share. On November 9, 2005 and pursuant to his employment agreement with us, Mr. Blomquist purchased 275,000 shares of our common stock directly from us at a purchase price of $0.298 per share. In each case, the purchase price was determined by calculating the average close price for the five trading days prior to the purchase date. On January 20, 2006 and also pursuant to his employment agreement with us, we issued an additional 475,000 shares of our common stock to Mr. Blomquist for no additional consideration to match his previous stock purchases.

     On December 30, 2005, as part of our sale of $11,000,000 of our common stock, we issued (in addition to the shares issued to SF Capital Partners Ltd. and the RENN Entities on such date, as described above, as well as certain other individual and institutional investors): Crestview Capital Master LLC 24,687,500 shares in exchange for $3,950,000; Big Bend XXVII Investments, L.P. 14,375,000 shares for $2,300,000; and Toibb Investment LLC 11,875,000 shares for $1,900,000.

     On May 23, 2006, we entered into a preliminary agreement with Ronald Sartore, a director of the Company, whereby Mr. Sartore would provide certain consulting services with respect to new nvSRAM-based product definitions and other engineering-related matters at the Company. Although we have not yet entered into a definitive written agreement with Mr. Sartore (and neither party has agreed to all terms of Mr. Sartore's engagement), we anticipate doing so in the near future and intend to disclose the material terms of such definitive written agreement by amending the Form 8-K used to disclose the preliminary agreement, which Form 8-K was filed on May 30, 2006. We anticipate that we will engage Mr. Sartore for a period of approximately 13 weeks (four days per week) and expect to compensate Mr. Sartore $1,400 per day for his services.

Confidentiality and Nondisclosure Agreements

     We generally require our employees to execute confidentiality and nondisclosure agreements upon the commencement of employment with us. The agreements generally provide that all inventions or discoveries by the employee related to our business and all confidential information developed or made known to the employee during the term of employment shall be the exclusive property of us and shall not be disclosed to third parties without the prior approval of us.

Directors' Compensation

     During the fiscal year ended December 31, 2005, each director was granted 35,000 stock options (on February 15, 2005 at $0.62 per share).

     We have adopted a Code of Business Conduct and Ethics that applies to our Chief Executive Officer, the Chief Financial Officer, and the Controller, as well as to our directors and employees. The Code of Business Conduct and Ethics can be found at our Internet website at


                          REPORT OF THE AUDIT COMMITTEE

     Notwithstanding anything to the contrary set forth in any of our previous or future filings with the SEC that might incorporate this proxy statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be "soliciting materials" or "filed" or incorporated by reference in our filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

The Audit Committee

     As of the date of this proxy statement, the Audit Committee of the Board (the "Audit Committee") was composed of two (2) directors appointed by the Board. All of the committee members, namely Dr. Keeley and Mr. Stein, satisfy the independence requirements of the Audit Committee Policy of the NASDAQ Stock Market, Inc. and Dr. Keeley has been designated by the Board as the Audit Committee's "financial expert." For a description of Dr. Keeley's relevant experience, please see his biographical information contained in Proposal 1 of this proxy statement. On March 24, 2003, the Board adopted a written charter for the Audit Committee (the "Charter").

     Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent accountants, Hein & Associates LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

     The Audit Committee's primary responsibilities are to:

1. monitor the integrity of the Company's financial reporting process and the Company's systems of internal accounting and financial controls regarding finance, accounting, and legal compliance;

2. monitor the independence and performance of the Company's external auditors;

3. provide an avenue of communication among the independent auditors, management, and the Board;

4.   pre-approve all audit and permitted non-audit services; and

5. develop procedures for receiving, on an anonymous basis, and responding to concerns about the Company's accounting and auditing practices.

Review of Fiscal Year 2005 Financial Statements

     In connection with its review of the Company's Fiscal Year 2005 Financial Statements, the Audit Committee has:

(1)  reviewed and discussed the audited financial statements with management;

(2) discussed with Hein & Associates LLP, the Company's independent accountants, the matters required to be disclosed by SAS 61, as modified and supplement; and

(3) received from Hein & Associates LLP the written disclosures and letter required by Independence Standards Board Standard No. 1 ("ISB 1") and discussed with Hein & Associates LLP its independence.

     Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements for fiscal year ended December 31, 2005 be included in the Company's 2005 Annual Report on Form 10-K.

BY THE AUDIT COMMITTEE OF THE BOARD:
Robert Keeley
Alfred Stein

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board establishes and recommends the Chief Executive Officer's compensation levels to the Board of Directors and reviews certain aspects of executive compensation.

     The Committee is currently responsible for setting the Company's policies regarding compensation for the Chief Executive Officer, administering the Company's stock option plan and setting compensation levels for the Company's Board of Directors.

Compensation Philosophy

     The general philosophy of the Compensation Committee is to provide executive compensation designed to attract, retain, and motivate executives critical to the Company's long-term growth and profitability. Compensation of the Chief Executive Officer consists of base salary and bonus awards, and long-term compensation consisting of stock options.

     The primary components of compensation paid to the Chief Executive Officer are discussed below:

Annual Compensation

   Base Salary

     The Committee (with Mr. Blomquist abstaining) periodically reviews and approves the base salary paid to the Chief Executive Officer. Adjustments to base salaries are determined based upon a number of factors, including the Company's financial and strategic performance (to the extent such performance can fairly be attributed or related to executive's performance), as well as the nature of executive's responsibilities, capabilities and contributions. The Compensation Committee believes that the base salary of the Chief Executive Officer is comparable to the base salaries of chief executive officers of other companies in the Company's industry that are of similar size and situation.

   Annual Incentive Bonus

     The Company's Annual Incentive Bonus Plan provides for the payment of cash bonuses based on the Company's financial and strategic performance in relation to predetermined objectives and individual executive performance for the year then ended. Based on the Company's performance, no bonuses were paid during 2005.

Long-Term Compensation

   Equity Based Compensation

     The Compensation Committee grants to the executive officers, including the Chief Executive Officer (with Mr. Blomquist abstaining), options to purchase shares of the Company's Common Stock under the Company's stock option plan that was adopted by the Company in 1994. These options are granted at an exercise price equal to the close price of the common stock on the date of grant. All options granted prior to March 24, 2006, began vesting after six months after the date of grant, and would become fully vested after three years and expire seven years from date of grant. On March 24, 2006, the Board of Directors changed the vesting schedule of stock options granted after March 24, 2006 to officers to be as follows:

     o If an officer has been employed for 12 months or more, stock options will vest over 48 months at 1/48th per month, and vesting will begin immediately at 1/48th per month for the four year period.

     o If an officer has been employed for less than 12 months, no vesting will occur until the officer has been employed for 12 months at which time the officer will be caught up at 1/48th per month for each month since the option grant and then the options will continue to vest at 1/48th per month for the remaining portion of the four year period.

     o If an officer is a new hire, no vesting will occur until the officer has been employed for 12 months at which time the officer will receive 12/48th of the vesting and then the options will continue to vest at 1/48th per month for the remaining portion of the four year period.

     o    All options will expire seven years from date of grant.

The objective of these grants is to align the interests of the officers with those of shareholders because stock options produce value for the executive officers only if the Company's stock appreciates in value.

Compensation of Chief Executive Officer

     During 2005, the Company's Chief Executive Officer, Mr. Blomquist, received a salary compensation of $209,375 (for the period from May through December 2005, as Mr. Blomquist became Chief Executive Officer in May 2005), a signing bonus of $50,000 and other compensation of $150,490, consisting of $9,500 in Board of Director Fees, $24,000 in consulting fees paid prior to Mr. Blomquist becoming the Company's Chief Executive Officer and President and $116,990 related to taxable relocation expenses and taxable income related to stock grants.

BY THE COMPENSATION COMMITTEE OF THE BOARD:

Robert Pearson
Ronald Sartore
Harold Blomquist

     The report of the Compensation Committee and the information contained therein shall not be deemed to be "solicited material" or "filed" or incorporated by reference in any filing we make under the Securities Act or under the Exchange Act, irrespective of any general statement incorporating by reference this proxy statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.

                         COMPANY STOCK PRICE PERFORMANCE

     The graph below compares the percentage change in the cumulative total return to our shareholders during the period from December 29, 2000 to December 31, 2005 with the percentage change in the cumulative total return for the S&P SmallCap 600 index and the PHLX Semiconductor Sector Index, or SOXX. The graph assumes the investment on December 31, 2000 of $100 in Simtek's common stock and each of the foregoing indices, and that dividends, if any, were reinvested in all cases, except for SOXX. The stock price performance shown on the graphs is not necessarily indicative of future price performance.



                        [STOCK PERFORMANCE PRICE GRAPH]
         Cumulative Total Return Based Upon Initial Investment of $100
                On December 29, 2000 With Dividends Reinvested]



Total Return Analysis

                                12/29/00     12/31/01     12/31/02     12/31/03     12/31/04     12/31/05
Simtek Corporation                $100         $124          $47         $353         $176          $85
SOXX                              $100          $74          $41          $72          $62          $67
S&P SmallCap 600                  $100         $119         $102         $141         $173         $179


The preceding graph and table shall not be deemed to be "solicited material" or "filed" or incorporated by reference in any filing we make under the Securities Act or under the Exchange Act, irrespective of any general statement incorporating by reference this proxy statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information with respect to our equity compensation plans as of December 31, 2005.


                                                                                          Number of securities
                                                                                          remaining available for
                                Number of securities to be                                future issuance under
                                issued upon exercise of      Weighted-average exercise    equity compensation plans
                                outstanding options          price of outstanding         (excluding securities
Plan Category                   warrants and rights          options warrants and rights  reflected in column (a))
------------------------------- ---------------------------- ---------------------------- -------------------------
Equity compensation plans not
approved by security holders          7,969,363                        $0.62                      1,630,306
                                      ---------                        -----                      ---------
Total                                 7,969,363                        $0.62                      1,630,306

Material Features of the 1994 Non-Qualified Stock Option Plan

     Effective September 27, 1994, the Company's board of directors adopted the Simtek Corporation 1994 Non-Qualified Stock Option Plan, or the "Option Plan." On December 13, 1994, September 15, 1995, October 30, 1998, April 26, 2000,
January 2, 2001, November 1, 2001, February 10, 2004, July 29, 2004, May 17,
2005, October 27, 2005 and March 24, 2006, the board of directors of the Company amended the Option Plan to provide for an increase in the number of authorized shares. The amendment adopted on March 24, 2006 increased the number of authorized shares to 20,600,000. The amendment adopted on July 29, 2004 extended the termination date for the Plan from September 27, 2004 to September 27, 2014.

     The purpose of the Option Plan is to provide the directors, employees, and consultants who are selected for participation in the Option Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the Company's operations by relating increases in compensation to increases in shareholder value, so that the income of the participants in the Option Plan is more closely aligned with the income of the Company's shareholders.

     A committee appointed by the board of directors administers the Option Plan. The committee has the power to select the participants to be granted options, determines the time or times when options will be granted, and determines the number of shares of Common Stock subject to the option, and all the terms, conditions, restrictions and/or limitations, if any, of options, including the time and conditions of exercise or vesting. Only Non-Qualified Options may be granted under the Option Plan.

     There are currently 20,600,000 shares of Common Stock reserved for the grant of awards under the Option Plan. If Proposal 3, is approved, the number will be reduced according to the ratio described in Proposal 3. After considering exercises and forfeitures under the Option Plan, as of May 9, 2006, there were approximately 4,880,000 shares of Common Stock available for grant under the Option Plan. If Proposal 3 is approved, the number of shares available will be reduced according to the ratio described in Proposal 3.

     The committee determines the exercise price for each option, but no option may be granted at an exercise price that is less than the fair market value of the Common Stock on the date of grant. Options must expire no later than 10 years from the date of grant. If an option holder dies or becomes disabled during the term of the option while performing services for the Company or while serving on the Board, the option will become fully vested, and the option holder or the option holder's representative may exercise the option within one year after the option holder's death or disability. If the option holder's services to the Company or service as a member of the Board terminates for any reason other than death or disability, the option holder may exercise the option, to the extent that it was vested on the date of termination, for 3 months after the date of termination so long as it is within the term of the option.

             PROPOSAL 2 - REINCORPORATION AS A DELAWARE CORPORATION

Summary

The principal effects of the reincorporation will be that:

1. The affairs of Simtek will cease to be governed by Colorado corporation laws and will become subject to Delaware corporation laws.

2. The resulting Delaware corporation will be the same entity as Simtek and will continue with all of the rights, privileges and powers of Simtek, will continue with the same officers and directors of Simtek, will possess all of the properties of Simtek and will continue with all of the debts, liabilities and obligations of Simtek.

General

     The Board has unanimously approved and recommends that the shareholders approve the reincorporation of Simtek from the State of Colorado to the State of Delaware (the "Reincorporation Proposal"). Simtek would effect the reincorporation by converting into a Delaware corporation also called Simtek Corporation. Simtek would effect the conversion by entering into a plan of conversion, a draft copy of which is attached hereto as Appendix A (the "Conversion Agreement"). At the effective time of the conversion, Simtek would file with the Delaware Secretary of State a certificate of incorporation that would govern Simtek as a Delaware corporation, a draft copy of which is attached as Appendix B (the "Delaware Certificate of Incorporation"). In addition, the Board of Directors of Simtek would adopt bylaws for the resulting Delaware corporation going forward, a draft copy of which are attached as Appendix C (the "Delaware Bylaws"). Apart from being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and Delaware corporation law, for all other purposes, Simtek as a Delaware corporation will be the same entity as Simtek as a Colorado corporation: it will continue with all of the rights, privileges and powers of Simtek, it will continue with the same officers and directors of Simtek, it will possess all of the properties of Simtek and it will continue with all of the debts, liabilities and obligations of Simtek.

Reasons for the Reincorporation

     Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the "DGCL") is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Colorado Business Corporation Act (the "CBCA").

     In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal or tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary for matters relating to corporate issues.

     Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to Simtek by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

     Reincorporation from Colorado to Delaware may also make it easier to attract future candidates willing to serve on the Board, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

     Based on publicly available data, over half of publicly-traded corporations in the United States and 58% of the Fortune 500 companies are incorporated in Delaware.

No Change in Business, Jobs, Physical Location, Etc.

     The reincorporation will effect a change in the legal domicile of Simtek and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Reincorporation." The reincorporation will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation). The reincorporation will not result in a change in the name of the company and will not result in a change in Simtek's current trading status on the Over-The-Counter Electronic Bulletin Board. Our management, including all directors and officers, will remain the same in connection with the reincorporation and will assume identical positions with Delaware-incorporated Simtek. None of the Company's subsidiaries will be changing their respective states or jurisdictions of incorporation, or making any other changes, in connection with the reincorporation. The Reincorporation Proposal will not affect any of the Company's material contracts with any third parties and the Company's rights and obligations under such material contractual arrangements will continue as rights and obligations of Simtek as a Delaware corporation

Mechanism for Reincorporation into Delaware

     The process for converting Simtek to a Delaware corporation calls for the Delaware Certificate of Incorporation, as well as a certificate of conversion, to be filed with the Delaware Secretary of State at approximately the time desired for the conversion to take effect.

The Conversion Agreement

     The reincorporation will be effected pursuant to the Conversion Agreement to be entered into by Simtek. The Conversion Agreement provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of Simtek, and all property owned by Simtek, all debts due to Simtek, as well as all other causes of action belonging to Simtek, remaining vested in Delaware-incorporated Simtek. Simtek will remain as the same entity following the conversion. The directors and officers of Simtek immediately prior to the conversion will be the directors and officers of Delaware-incorporated Simtek and the subsidiaries of Simtek will be the subsidiaries of Delaware-incorporated Simtek.

     If the reverse split (as described in Proposal 3 below) is approved by the shareholders and if the Board decides to effect the reverse split incident to the reincorporation, at the effective time of the conversion, the outstanding shares of Common Stock would be automatically converted into a lesser number of shares of common stock of the resulting Delaware corporation calculated in accordance with the selected ratio of between one for five (1:5) to one for twenty (1:20). If the reverse split is not approved by the shareholders or if the Board decides not to effect the reverse split incident to the reincorporation, at the effective time of the conversion, each outstanding share of Common Stock of Simtek will automatically be converted into one share of common stock of the resulting Delaware corporation. All fractional shares (which would only result if Simtek were to effect the reverse split incident to the reincorporation) that would otherwise result from the conversion/reverse split will be rounded up to the next nearest whole share. If Simtek effects the reverse split incident to the conversion, you will have to exchange your existing Simtek stock certificates for stock certificates of the resulting Delaware corporation (see "Effect on Registered Certificated Shares" in the discussion on Proposal 3 below). If only the conversion is effected, you do not have to exchange your existing Simtek stock certificates of the Company for stock certificates of the resulting Delaware corporation; however, after the conversion, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to Simtek's transfer agent for cancellation and obtain a new certificate.

     Pursuant to the reincorporation, the resulting Delaware corporation will assume all of Simtek's obligations under the 1994 Non-Qualified Stock Option Plan. Each outstanding option to purchase shares of Simtek Common Stock under the 1994 Non-Qualified Stock Option Plan will be converted into an option to purchase a number of shares of the resulting Delaware corporation's common stock on the same terms and conditions as in effect immediately prior to the reincorporation. The exact number of shares of the resulting Delaware corporation's common stock an option-holder is entitled to purchase depends on whether the shareholders approve the reverse split and whether the Board decides to effect the reverse split incident to the reincorporation. If the reverse stock split is implemented, the number of shares subject to each outstanding option will be adjusted to a lesser number of shares and the exercise price will be increased, both adjustments to be made in accordance with the Code and the selected ratio so that the economic value of the options at the time of the reverse stock split is unchanged. If the reverse stock split is implemented, the number of shares of common stock authorized for issuance under the 1994 Non-Qualified Stock Option Plan will be adjusted to a lower number of shares, the adjustment to be made in accordance with the selected ratio. Options granted under the 1994 Non-Qualified Stock Option Plan in the future will be for shares of the resulting Delaware corporation's common stock.

     Similarly, each outstanding warrant to purchase shares of Simtek Common Stock will be converted into a warrant to purchase a number of shares of the resulting Delaware corporation's common stock on the same terms and conditions as in effect immediately prior to the reincorporation. The exact number of shares of Delaware-incorporated Simtek that a warrant-holder is entitled to purchase depends on whether the shareholders approve the reverse split and whether the Board decides to effect the reverse split incident to the reincorporation. If the reverse stock split is implemented, the number of shares subject to each outstanding warrant will be adjusted to a lesser number of shares and the exercise price will be increased, both adjustments to be made in accordance with the selected ratio so that the economic value of the warrants at the time of the reverse stock split is unchanged.

Required Vote for the Reincorporation

     Approval of the Reincorporation Proposal requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy, and entitled to vote, at the Annual Meeting. Consequently, abstentions and broker non-votes will be treated as votes against for purposes of approving this proposal.

     A vote in favor of the Reincorporation Proposal is a vote to approve the Conversion Agreement and therefore the reincorporation/conversion. A vote in favor of the Reincorporation Proposal is also effectively a vote in favor of the Delaware Certificate of Incorporation and the Delaware Bylaws.

Effective Time

     If the Reincorporation Proposal is approved, the reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the Certificate of Conversion filed with the Secretary of State of Colorado and the Certificate of Conversion and the Delaware Certificate of Incorporation filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Colorado Secretary of State and the Delaware Secretary of State. If the Reincorporation Proposal is approved, it is anticipated that the Board will cause the reincorporation to be effected as promptly as reasonably possible following such approval. However, the reincorporation may be delayed by the Board or the Conversion Agreement may be terminated and abandoned by action of the Board at any time prior to the effective time of the reincorporation, whether before or after the approval by Simtek's shareholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation should be delayed or would be inadvisable or not in the best interests of Simtek and its shareholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

     If the Reincorporation Proposal fails to obtain the requisite vote for approval, the reincorporation will not be consummated and Simtek will continue to be incorporated in Colorado.

Comparison of Shareholder Rights Before and After the Reincorporation

     Because of differences between the CBCA and the DGCL, as well as differences between the governing documents before and after the reincorporation, the reincorporation will effect certain changes in the rights of Simtek's shareholders. Summarized below are the most significant differences between the rights of the shareholders of Simtek before and after the reincorporation, as a result of the differences among the CBCA and the DGCL, and the differences between the Amended and Restated Articles of Incorporation of Simtek (the "Colorado Articles of Incorporation") and the Bylaws of Simtek (the "Colorado Bylaws") and the Delaware Certificate of Incorporation and the Delaware Bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CBCA, the DGCL, the Colorado Articles of Incorporation, the Colorado Bylaws, the Delaware Certificate of Incorporation, and the Delaware Bylaws.



                               Simtek as a Colorado Corporation                Simtek as a Delaware Corporation
------------------------   --------------------------------------------   -----------------------------------------------
Authorized Shares          Under the Colorado Articles of                 Under the Delaware Certificate of
                           Incorporation, the Company is authorized       Incorporation, Delaware-incorporated
                           to issue a total of 300,000,000 shares         Simtek is authorized to issue 300,000,000
                           of common stock, par value $.01 per            shares of common stock, par value $0.0001
                           share, and 2,000,000 shares of preferred       per share, and 2,000,000 shares of
                           stock, par value $1.00 per share.              preferred stock, par value $0.0001 per
                                                                          share.  If the reincorporation is effected
                                                                          incident to the reverse split (per Proposal
                                                                          3), then the number of shares of authorized
                                                                          common and preferred stock will be
                                                                          proportionately reduced in accordance with
                                                                          the ratio for the reverse split.

------------------------   --------------------------------------------   -----------------------------------------------

Classification of          The Colorado Articles of Incorporation         All directors of Delaware-incorporated
  Directors                and the Colorado Bylaws provide for a          Simtek will be elected annually,
                           classified board of directors if there         regardless of the number of directors.
                           are 6 or more directors, with each
                           director to serve for three-year terms.

------------------------   --------------------------------------------   -----------------------------------------------

Removal of Directors       The Colorado Articles of Incorporation         The DGCL provides that directors may be
                           and the Colorado Bylaws provide that           removed at any time, with or without cause
                           directors may be removed at any time,          by a majority vote of all shares entitled
                           with or without cause, by the affirmative      to vote.
                           vote of at least 75% of all shares
                           entitled to vote.

------------------------   --------------------------------------------   -----------------------------------------------

Vacancies on the           For vacancies when the Board size is           For vacancies when the board size is
  Board of Directors       increased beyond the number of                 increased beyond the number of authorized
                           authorized directors, the Colorado             directors, the Delaware Bylaws provide
                           Bylaws provide that the Board or the           that the board or the shareholders may
                           shareholders may fill such vacancies.          fill such vacancies.  For all other
                           For all other vacancies, the Colorado          vacancies, the Delaware Bylaws provide
                           Bylaws provide that the Board fills the        that the board fills the vacancies.
                           vacancies.

------------------------   --------------------------------------------   -----------------------------------------------




                                       28


------------------------   --------------------------------------------   -----------------------------------------------

Number of Directors        The Colorado Bylaws state that the Board       Under the Delaware Certificate of
                           is to have between three and nine              Incorporation and the Delaware Bylaws,
                           members, with the exact number to be set       the board of directors of
                           by the Board.  The CBCA, like the DGCL,        Delaware-incorporated Simtek is to have
                           provides that shareholders may amend a         between five and nine members, with the
                           corporation's bylaws without the               exact number to be set by the board of
                           approval of the board of directors.            directors.  Because the DGCL permits the
                           Accordingly, under the CBCA,                   shareholders to amend the Delaware
                           shareholders of the Company have the           Bylaws, shareholders of
                           ability to determine the size of the           Delaware-incorporated Simtek have the
                           Board.                                         ability to determine the size of the
                                                                          board of directors.

------------------------   --------------------------------------------   -----------------------------------------------

Shareholders' Power        In accordance with the CBCA, the               Under the DGCL, special shareholder
  to Call Special          Colorado Bylaws provide that a special         meetings may be called by shareholders to
  Meetings                 meeting of shareholders must be called         the extent authorized by the company's
                           by the President at the request of             certificate of incorporation or bylaws.
                           holders of not less than 10% of the            The Delaware Bylaws provide that a
                           outstanding shares of the Company.             special meeting of shareholders can be
                                                                          called by the board of directors, the
                                                                          president or the chairman of the board.

------------------------   --------------------------------------------   -----------------------------------------------

Notice of                  For annual meetings, the Colorado Bylaws       The Delaware Bylaws require stockholders
  Shareholder              provide that shareholders must give            to give notice between 90 and 120 days
  Nominations for          notice no later than 30 days prior to          prior to the first anniversary of the
  Directors and            the first anniversary of the initial           previous year's annual meeting; provided,
  Business to be           notice of the past year's annual               however, that if the current year's
  Brought Before           meeting, provided that such notice need        annual meeting varies by more than 30
  Meetings                 not be given more than 50 days prior to        days from the one year anniversary of the
                           the annual meeting. For special                previous year's annual meeting, or if the
                           meetings, the Colorado Bylaws provide          meeting is a special meeting, then notice
                           that shareholders must give notice             must be provided within 10 days of
                           within 10 days of the initial notice of        announcement of the meeting date.
                           the meeting given by the Company.

------------------------   --------------------------------------------   -----------------------------------------------

























                                       29

------------------------   --------------------------------------------   -----------------------------------------------

Indemnification--General   Under the Colorado Articles of                 Under the Delaware Certificate of
                           Incorporation, the Company is required         Incorporation, the Delaware Bylaws and
                           to indemnify, to the fullest extent            the DGCL, Delaware-incorporated Simtek is
                           permitted by the CBCA, former and              required to indemnify former and current
                           current directors and officers of the          directors and officers, and may indemnify
                           Company against liability incurred in          employees and agents, but only if such
                           any action brought against those persons       person seeking indemnification has
                           as a result of their role with the             satisfied the statutory standard of
                           Company.  The CBCA generally requires a        conduct.  To satisfy the statutory
                           person seeking indemnification to have         standard of conduct, a person must have
                           acted in good faith and, in the case of        acted in good faith and in a manner the
                           conduct in an official capacity with the       person reasonably believed to be in or
                           corporation, in a manner that he or she        not opposed to the best interests of the
                           reasonably believed was in the                 corporation.  In addition, in any
                           corporation's best interests, and in all       criminal action or proceeding, the person
                           other cases, in a manner that he or she        must also have had no reasonable cause to
                           reasonably believed was at least not           believe the person's conduct was
                           opposed to the corporation's best              unlawful.  Regardless of standards of
                           interests.  In addition, in a criminal         conduct, indemnification of expenses for
                           proceeding, the person must also have          directors and officers is mandatory under
                           had no reasonable cause to believe the         the DBCL to the extent they are
                           person's conduct was unlawful.                 successful on the merits in defending a
                           Regardless of standards of conduct,            proceeding.  Under the DGCL, in
                           indemnification of expenses for                derivative suits (i.e., suits by or in
                           directors and officers is mandatory            the right of the corporation),
                           under the CBCA to the extent they are          indemnification is only available for
                           wholly successful on the merits in             expenses and attorneys' fees incurred in
                           defending a proceeding.  Under the CBCA,       defending or settling a suit and only in
                           in derivative suits (i.e., suits by or         circumstances where there has been no
                           in the right of the corporation),              adjudication of monetary liability to the
                           indemnification is only available for          corporation.
                           expenses and attorneys' fees incurred in
                           defending or settling a suit and only in
                           circumstances where there has been no
                           adjudication of liability to the
                           corporation.

------------------------   --------------------------------------------   -----------------------------------------------

Indemnification--Advancing  Under the Colorado Articles of                 The Delaware Bylaws provide that
  Expenses                 Incorporation and the CBCA, the Company        Delaware-incorporated Simtek shall
                           is required to advance expenses to             advance expenses incurred by a current or
                           current or former directors and officers       former director or officer in defending
                           (but only to directors upon an                 an action upon receipt of an undertaking
                           undertaking to repay such expenses if it       by or on behalf of such director or
                           is ultimately determined the director is       officer to repay such amount if it shall
                           not entitled to indemnification) in            ultimately be determined that such person
                           connection with actions brought against        is not entitled to be indemnified.  The
                           those persons as a result of their role        Delaware Bylaws provide that
                           with the Company.                              Delaware-incorporated Simtek may advance
                                                                          expenses incurred by a current or former
                                                                          employee or agent in defending an action upon
                                                                          such terms and conditions, if any, as the
                                                                          company deems appropriate.


------------------------   --------------------------------------------   -----------------------------------------------
















                                       30



------------------------   --------------------------------------------   -----------------------------------------------

Amendment to the           Pursuant to the CBCA, amendments to the        Under the DGCL, a proposed amendment to a
  Articles                 Colorado Articles of Incorporation must        corporation's certificate of
  (Certificate) of         be submitted to a shareholder vote if          incorporation may not be submitted to a
  Incorporation            proposed either by the Board or by the         vote of shareholders without the approval
                           holders of shares representing at least        of the board of directors.  To the extent
                           10% of all of the votes entitled to be         the Delaware Certificate of Incorporation
                           cast on the amendment.  The Board is           includes provisions that would make a
                           generally required to recommend the            hostile takeover of Delaware-incorporated
                           amendment to the shareholders, except if       Simtek more difficult, this aspect of the
                           the amendment is proposed by the               DGCL would prevent those provisions from
                           shareholders or if the Board determines        being amended or removed without the
                           that because of a conflict of interest         consent of the board of directors, and
                           or other special circumstances it should       may therefore have anti-takeover
                           make no recommendation.  Among other           effects.  The DGCL provides that the
                           consequences, this aspect of the CBCA          Delaware Certificate of Incorporation may
                           may limit the effectiveness of any             be amended with the approval of a
                           anti-takeover provisions contained in a        majority of the shares of stock entitled
                           corporation's articles of                      to vote thereon.
                           incorporation.  The Colorado Articles of
                           Incorporation do not impose any
                           supermajority voting requirements upon
                           proposed amendments to the articles,
                           although the sections of the Colorado
                           Articles of Incorporation relating to
                           directors (i.e., removal,
                           indemnification) can only be amended by
                           75% of the shares entitled to vote.  To
                           approve all other amendments, the
                           Colorado Bylaws and the CBCA provide
                           that the affirmative vote of a majority
                           of the shares resented at a meeting (at
                           which a quorum is present) is necessary.

------------------------   --------------------------------------------   -----------------------------------------------


































                                       31


------------------------   --------------------------------------------   -----------------------------------------------

Business Combination       The CBCA does not contain any business        Section 203 of the DGCL provides for a
  Statute                  combination provisions.                       three-year moratorium on certain business
                                                                         combination  transactions with "interested
                                                                         stockholders" (generally, persons who beneficially
                                                                         own 15% or more of the corporation's outstanding
                                                                         voting stock).  Delaware-incorporated Simtek has
                                                                         specifically opted to be governed by Section 203
                                                                         of the DGCL in the Delaware Certificate of
                                                                         Incorporation. The Company believes that Section
                                                                         203 of the DGCL will encourage any potential
                                                                         acquirer to negotiate with the company's board of
                                                                         directors. Section 203 also might have the effect of
                                                                         limiting the ability of a potential acquirer to make
                                                                         a two-tiered bid for the company in which all
                                                                         stockholders would not be treated  equally.
                                                                         Shareholders should note, however, that the
                                                                         application of Section 203 of the DGCL to
                                                                         Delaware-incorporated Simtek will give the board
                                                                         the power to reject a proposed business combination
                                                                         in certain circumstances, even though a potential
                                                                         acquirer may be offering a substantial premium for the
                                                                         company's common stock over the then-current market
                                                                         price. Section 203 would  also discourage certain
                                                                         potential acquirers who are  unwilling to comply
                                                                         with its provisions.



------------------------   --------------------------------------------   -----------------------------------------------

Franchise Tax              There is no franchise tax in Colorado.         The DGCL requires corporations to pay
                                                                          franchise tax annually (the current
                                                                          maximum is $165,000 a year).  The amount
                                                                          payable by Delaware-incorporated Simtek
                                                                          is estimated to be approximately $9,750,
                                                                          based on the assumed par value capital
                                                                          method for 2006.

------------------------   --------------------------------------------   -----------------------------------------------


























                                       32


------------------------   --------------------------------------------   -----------------------------------------------

Dissenters'                Under the CBCA, shareholders are               The DGCL provides appraisal rights only
  (Appraisal) Rights       entitled to exercise dissenters' rights        in the case of a stockholder objecting to
                           in the event of certain mergers, share         certain mergers or consolidations but
                           exchanges, sales, leases, exchanges, or        stockholders have no appraisal rights in
                           other dispositions of all or                   a sale, lease, or exchange of all or
                           substantially all of a corporation's           substantially all of a corporation's
                           assets.  Shareholders also may dissent         assets.  Appraisal rights in Delaware are
                           in the case of a reverse stock split           available to record holders only.
                           that reduces the number of shares owned
                           to a fraction of a share or to scrip if
                           such scrip is to be acquired for cash or
                           voided.  Dissenters' rights in Colorado
                           are available to both record holders and
                           beneficial holders.

------------------------   --------------------------------------------   -----------------------------------------------


Accounting Treatment of the Reincorporation

     The reincorporation/conversion has no affect from an accounting perspective because there is no change in the entity as a result of the reincorporation/conversion. Accordingly, the historical consolidated financial statements of the Company, which previously have been reported to the SEC on Forms 10-K, 10-KSB, 10-Q and 10-QSB, among others, as of and for all periods through the date of this proxy statement, remain the consolidated financial statements of Delaware incorporated Simtek.

Regulatory Approval

     To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation will be the filing of the Certificate of Conversion with the Secretary of State of Colorado and the filing of the Certificate of Incorporation and the Certificate of Conversion with the Secretary of State of Delaware.

No Dissenters' Rights

     Under the CBCA and the Colorado Corporations and Associations Act ("CCAA"), the Company's shareholders are not entitled to dissenters' rights with respect to the reincorporation/conversion, and we will not independently provide shareholders with any such right.

Circular 230 Tax Disclosures

     Certain federal income tax consequences of the proposed transactions described herein are discussed below in the Sections entitled "Certain Federal Income Tax Consequences of the Reincorporation" and "Certain Federal Income Tax Consequences of the Reverse Split". These discussions are based upon the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service, nor an opinion of counsel, regarding these tax issues. Further, these discussions do not address all federal income tax consequences that may be relevant to a particular holder of shares of Common Stock or options to acquire Common Stock, or any foreign, state or local tax considerations.

     The following disclosures are intended to comply with applicable Treasury Regulations. The discussions of certain federal income tax consequences referenced above and set forth below are not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer. These discussions of certain federal income tax consequences are written to support the promotion or marketing of the transactions described herein. Accordingly, holders of Common Stock and options to acquire Common Stock are strongly urged to seek advice based on each holder's own particular circumstances from an independent tax advisor.

Certain Federal Income Tax Consequences of the Reincorporation

     The following discussion addresses certain of the material federal income tax consequences of the reincorporation that are applicable to holders of shares of Common Stock.

     The Company believes that the reincorporation of the Company from Colorado to Delaware will constitute a tax-free reorganization within the meaning of
Section 368(a)(1)(F) of the Code. Accordingly, it would generally be the case for federal income tax purposes that: (i) no gain or loss will be recognized by the holders of shares of Common Stock upon consummation of the reincorporation,
(ii) the aggregate tax basis of shares of the resulting Delaware corporation's common stock received in the reincorporation will be the same as the aggregate tax basis of shares of Common Stock exchanged in the reincorporation, (iii) the holding period of the shares of the resulting Delaware corporation's common stock received in the reincorporation will include the period for which shares of the Common Stock were held, and (iv) the Company will not recognize any gain or loss as a result of the reincorporation.




 THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REINCORPORATION PROPOSAL.

                           PROPOSAL 3 - REVERSE SPLIT

Summary

The principal effects of the reverse split are expected to be:

1. The number of outstanding shares of Common Stock will be reduced from approximately 147,160,823 to a number between approximately 29,432,164 and 7,358,041 (the exact number depending on the number of shares outstanding on the date the reverse split is effected and the ratio of the reverse split selected by the Board, as discussed below).

2. The stock price of a share of Common Stock will increase to reflect the reduction in the number of outstanding shares (the exact price depending on the ratio of the reverse split selected by the Board, as mentioned above and as discussed below, as well as depending on the reaction of the public market for Common Stock, as well as other factors, all as discussed in greater detail below).

General

     The Board has unanimously approved and recommends that the shareholders approve a reverse split of all of the outstanding shares of Common Stock, with the ratio of the reverse split being in the range of one for five (1:5) to one for twenty (1:20), the exact ratio to be determined by the Board (the "Reverse Split Proposal").

     Except for adjustments that may result from the treatment of fractional shares as described below, the reverse split will not have any dilutive effect on the Company's shareholders since each shareholder would hold the same percentage of Common Stock outstanding immediately following the reverse split as such shareholder held immediately prior to the reverse split. The Reverse Split would not affect the relative voting and other rights that accompany the shares of Common Stock.

Reasons for the Reverse Split

     The reverse split is primarily intended to increase Simtek's per share stock price to enable Simtek to be listed on either the NASDAQ Capital Market (formerly the NASDAQ SmallCap Market) or the American Stock Exchange and to increase the attractiveness of the Common Stock to prospective investors and the financial community. Currently, the Common Stock is traded on the Over-The-Counter ("OTC") Electronic Bulletin Board or the "pink sheets" (under the symbol "SRAM"). The closing price for the Common Stock as reported on the OTC Electronic Bulletin Board during the period from January 1, 2005 to June 2, 2006 has ranged from a high of $0.85 to a low of $0.25. The closing price on June 2, 2006 was $0.32.

     The requirements for an initial listing on the NASDAQ Capital Market are as follows:

     o either (a) shareholders' equity of $5,000,000, (b) net income in the most recently completed fiscal year or in two of the last three years of $750,000, or (c) market capitalization of $50,000,000 for 90 consecutive trading days prior to applying for listing;

     o    a public float of 1 million shares;

     o    a market value of public float of $5,000,000;

     o a minimum bid price of $4.00 per share for 90 consecutive trading days prior to applying for listing;

     o    at least three market makers;

     o    at least 300 round lot shareholders; and

     o    compliance with NASDAQ corporate governance rules.


     The Board believes that it is in the best interest of the Company and its shareholders to approve the Reverse Split Proposal in order to implement a reverse split intended to increase the Company's bid price. The Company expects to attempt to comply with the requirements for initial listing on either the NASDAQ Capital Market or the American Stock Exchange, but the Company cannot assure its shareholders that it will qualify for such a listing after the reverse split or at any other time in the future.

     In reaching its decision to seek and recommend the Reverse Split Proposal, the Board considered, among many other factors, the consequences of being listed on the OTC Electronic Bulletin Board, including, among others, decreased liquidity and marketability of shares of the Common Stock. Investors often find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock on the OTC Electronic Bulletin Board. For the above reasons, the Company believes that current and prospective investors will view an investment in the Common Stock more favorably if the shares are listed on the NASDAQ Capital Market or the American Stock Exchange than if the Common Stock trades on the OTC Electronic Bulletin Board. In addition, the Company also believes that prospective and actual customers, partners and employees will view being listed on the NASDAQ Capital Market or the American Stock Exchange more favorably.

     The Board believes that the reverse split and anticipated increase in the per share price of the Common Stock should also enhance the acceptability and marketability of the Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of the Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers' commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase the Common Stock.

     Although the Board believes that a reverse split may be in the best interests of the Company and its shareholders, if implemented, the reverse split may result in some shareholders owning "odd-lots" of less than 100 shares. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per share basis, than the cost of transactions in even multiples of 100 shares. In addition, a reverse split might make it more difficult for us to meet other requirements for initial listing on the NASDAQ Capital Market relating to the minimum number of shares that must be in the public float and the minimum number of round lot holders.

     The Company cannot assure you that the reverse split will have any of the desired consequences described above.

Interconnection Between Reverse Split and Reincorporation

     If the Reincorporation Proposal and the Reverse Split Proposal are both approved, it is anticipated that the Board will cause the reverse split and the reincorporation to be effected as promptly as reasonably possible following such approval and it is expected that the Board will cause the reverse split to be effected incident to the reincorporation, as discussed in Proposal 2 above. Nevertheless, the reverse split may be delayed by the Board and not effected incident to the reincorporation, or it may be abandoned by action of the Board at any time prior to the effective time of the reverse split, whether before or after the approval by Simtek's shareholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the reverse split should be delayed or would be inadvisable or not in the best interests of Simtek and its shareholders, as the case may be.

     If the Reverse Split Proposal is approved by the shareholders, the reverse split will likely occur in one of the following scenarios:

     Scenario #1. Assuming that the Reincorporation Proposal is approved and that the Board elects to effect the reverse split incident to the reincorporation, the reverse split would be accomplished pursuant to the Conversion Agreement by converting the outstanding shares of Common Stock of Simtek into a lesser number of shares of common stock of Delaware-incorporated Simtek calculated in accordance with the selected ratio of between one for five (1:5) to one for twenty (1:20).

     Scenario #2. Assuming that the Reincorporation Proposal is approved but that the reverse split is effected after Simtek reincorporates as a Delaware corporation, the reverse split would be accomplished by filing an amendment to the Delaware Certificate of Incorporation pursuant to which, without further action on the part of Delaware-incorporated Simtek or the shareholders thereof, the outstanding shares of common stock of Delaware-incorporated Simtek as of the effective date of the reverse split would be automatically converted into a lesser number of shares of common stock of Delaware-incorporated Simtek calculated in accordance with the selected ratio of between one for five (1:5) to one for twenty (1:20).

     Scenario #3. Assuming that the reverse split is effected while Simtek is still a Colorado corporation, the reverse split would be accomplished by filing an amendment to the Colorado Articles of Incorporation pursuant to which, without further action on the part of Simtek or the shareholders of Simtek, the outstanding shares of common stock of Simtek as of the effective date of the reverse split would be automatically converted into a lesser number of shares of common stock of Simtek calculated in accordance with the selected ratio of between one for five (1:5) to one for twenty (1:20).

     Under either Scenario #1, Scenario #2 or Scenario #3, all fractional shares that would otherwise result from the reverse split will be rounded up to the next nearest whole share.

Proportionate Reduction of Authorized Shares

     Simtek is presently authorized to issue 300,000,000 shares of Common Stock and 2,00,000 shares of preferred stock, $1.00 per share par value (the "Preferred Stock"). As of May 17, 2006, there were 147,160,823 shares of Common Stock and no shares of Preferred Stock outstanding. Assuming that the Board selects a reverse split ratio of one-for-ten (1:10) and assuming that the number of shares of Common Stock outstanding on May 17, 2006 is the number outstanding on the date the reverse split is effected, then, following the reverse split the number of shares of Common Stock outstanding would be reduced from 147,160,823 to 14,716,082.3, but the number of shares of Common Stock authorized would remain at 300,000,000. Not only would this result in Simtek having more authorized shares of Common Stock than are useful in the near future, it would increase the franchise taxes Simtek would have to pay to the Delaware Secretary of State if Simtek reincorporates into Delaware. Furthermore, such an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of Simtek with another entity). For these reasons, if the Reverse Split Proposal is approved, the Board has proposed, incident to the reverse split, to decrease the number of authorized shares of Common Stock and Preferred Stock in a ratio equivalent to the reverse split ratio that the Board selects. Referring back to the example above, if the reverse split is effected at a ratio of one-for-ten (1:10), then the number of authorized shares of Common Stock would be reduced from 300,000,000 to 30,000,000 and the number of authorized shares of Preferred Stock would be reduced from 2,000,000 to 200,000. The Company believes that such a reduction will remove the excessive amount of authorized shares, reduce the franchise taxes that would otherwise by payable to the Delaware Secretary of State if Simtek reincorporates into Delaware and prevent the creation of a possible anti-takeover device, and at the same time still provide a sufficient number of authorized shares to allow Simtek to issue shares and provide for conversion of preferred stock, warrants, options and convertible debentures.

     If the reverse split is effected pursuant to Scenario #1 above, the version of the Delaware Certificate of Incorporation filed incident to the reincorporation will designate the appropriately reduced amount of authorized shares. If the reverse split is effected pursuant to Scenario #2 above, the amendment to the Delaware Certificate of Incorporation that is filed to accomplish the reverse split would also reduce the amount of authorized shares. If the reverse split is effected pursuant to Scenario #3 above, the amendment to the Colorado Articles of Incorporation that is filed to accomplish the reverse split would also reduce the amount of authorized shares.

Determination of Reverse Split Ratio

     In asking the shareholders to approve the reverse split, the Board is also asking the shareholders to grant to the Board the authority to set the ratio for the reverse split (provided it is within the approved range) immediately prior to the consummation of the reverse split. Fluctuations in the market price of the Company's Common Stock prior to the time that the Company could effect the reverse split require that the Board have the flexibility to set the exact ratio of the reverse split (provided it is within the approved range) immediately prior to the consummation of the reverse split in order to attempt to achieve the objectives of the reverse split. The Board will set the ratio for the reverse split, delay or abandon the reverse split as it determines is advisable considering relevant market conditions from time to time. The Board believes that approval of this discretion, rather than approval of a specific ratio, provides the Board with maximum flexibility to react to current market conditions and to therefore act in the best interests of the Company and its shareholders. In setting the ratio for the reverse split, the intention of the Board is to increase the stock price to a price that will best accomplish the goals of the reverse split, as discussed above.

Required Vote for the Reverse Split

     Approval of the Reverse Split Proposal requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy, and entitled to vote, at the Annual Meeting. Consequently, abstentions and broker non-votes will be treated as votes against for purposes of approving this proposal.

     A vote in favor of the Reverse Split Proposal is a vote to approve any amendment to the Delaware Certificate of Incorporation or the Colorado Articles of Incorporation, as the case may be, in order to effect the reverse split and the proportionate reduction in the number of authorized shares of Common Stock and Preferred Stock, in each case in the form and on the terms to be determined in the sole discretion of the Board, provided such form and such terms are not inconsistent with this proxy statement. Because an amendment to the Delaware Certificate of Incorporation must be approved under the DGCL by a majority of shares entitled to vote (as opposed to a majority of shares present in person or by proxy at the meeting, as is the case for an amendment to the Colorado Articles of Incorporation), we will only consider an amendment to the Delaware Certificate of Incorporation, if one is proposed, to have been approved by the shareholders if the Reverse Split Proposal is also approved by a majority of the shares entitled to vote thereon.

Effecting the Reverse Split

     Assuming the Reverse Split Proposal is approved and the reverse split is consummated, after the effective date of the reverse split, the Common Stock of Simtek (or the common stock of Delaware-incorporated Simtek, as the case may be) will have a new committee on uniform securities identification procedures ("CUSIP") number, which is a number used to identify a company's equity securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described in "Effect on Registered Certificated Shares" below.

     After the effective date of the reverse split, the Company will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The Common Stock will continue to be reported on the OTC Electronic Bulletin Board under the symbol "SRAM" (until such time, if any, as the Company becomes listed on the NASDAQ Capital Market or the American Stock Exchange). After the effective date of the reverse split, outstanding shares of Common Stock will remain fully paid and non-assessable. The Company will make all necessary filings with NASDAQ as required by SEC Rule 10b-17.

Effect On the Company's Stock Options, Warrants and Convertible Debentures

     The number of shares reserved for issuance under the Company's 1994 Non-Qualified Stock Option Plan will be reduced proportionately based on the reverse split ratio selected by the Board. In addition, the number of shares issuable upon the exercise of options will be decreased and the exercise price for such options will be increased based on the reverse split ratio selected by the Board and according to the requirements of the Code. In connection with the reverse split, the number of shares of Common Stock issuable upon exercise or conversion of outstanding stock options will be rounded up to the nearest whole share.

     The number of shares of Common Stock issuable upon the exercise of the Company's outstanding warrants will be proportionately decreased and the exercise price for such warrants will be proportionately increased, in each case based on the reverse split ratio selected by the Board. The conversion price of the Company's 2002 7.5% Convertible Debentures in the aggregate principal amount of $3,000,000 will be proportionately increased based on the reverse split ratio selected by the Board.

Effect On Beneficial Shareholders

     Upon a reverse split, the Company intends to treat shareholders holding Common Stock in "street name", through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse split for their beneficial holders holding Common Stock in "street name". However, such banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, the Company encourages you to contact your nominee.

Effect On Registered Certificated Shares

     Some of the Company's registered shareholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company's transfer agent, Continental Stock Transfer & Trust Company (the "Transfer Agent"), as soon as practicable after the effective date of the reverse split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your shares of the Common Stock ("Old Certificates") to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of Common Stock of Simtek (or common stock of Delaware-incorporated Simtek, as the case may be) as a result of the reverse split ("New Certificates"). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Transfer Agent. Consequently, you will need to surrender your Old Certificate(s) before you will be able to sell or transfer your stock.

     Shareholders will then receive a New Certificate or certificates representing the number of whole shares of Common Stock of Simtek (or common stock of Delaware-incorporated Simtek, as the case may be) into which their shares of Common Stock have been converted as a result of the reverse split ("New Common Stock"). Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares of New Common Stock to which these shareholders are entitled.

     Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates evidencing shares of New Common Stock.

     If an Old Certificate has a restrictive legend on the back of the Old Certificate, a New Certificate evidencing shares of New Common Stock will be issued with the same restrictive legends, if any, that are on back of the Old Certificate(s).

     All expenses of the exchange will be borne by the Company.

     Shareholders should not destroy any stock certificate (s). You should not send your old certificates to the Transfer Agent until you have received the letter of transmittal.

Certain Risk Factors Associated With the Reverse Split

     There can be no assurance that the total market capitalization of the Company's Common Stock (the aggregate value of all the Company's Common Stock at the then market price) after the proposed reverse split will be equal to or greater than the total market capitalization before the proposed reverse split or that the per share market price of the Company's Common Stock following the reverse split will either equal or exceed the current per share market price.

     There can be no assurance that the market price per new share of the Company's Common Stock after the reverse split will remain unchanged or increase in proportion to the reduction in the number of old shares of the Company's Common Stock outstanding before the reverse split. For example, based on the market price of the Company's Common Stock on June 2, 2006 of $0.32 per share, if the Board decided to implement the reverse split and selects a reverse split ratio of one-for-ten (1:10), there can be no assurance that the post-split market price of the Company's Common Stock would be $3.20 per share or greater. Accordingly, the total market capitalization of the Company's Common Stock after the proposed reverse split may be lower than the total market capitalization before the proposed reverse split and, in the future, the market price of the Company's Common Stock following the reverse split may not exceed or remain higher than the market price prior to the proposed reverse split.

     If the reverse split is effected, the resulting per share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of the Company's Common Stock may not improve.

     While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Company's Common Stock may not necessarily improve.

     A decline in the market price of the Company's Common Stock after the reverse split may result in a greater percentage decline than would occur in the absence of a reverse split, and the liquidity of the Company's Common Stock could be adversely affected following such a reverse split.

     If the reverse split is effected and the market price of the Company's Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse split. The market price of the Company's Common Stock will, however, also be based on the Company's performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the reduced number of shares that would be outstanding after the reverse split could adversely affect the liquidity of the Company's Common Stock.

     If the reverse split is effected, there is no assurance that the Company will comply with the initial listing requirements of the NASDAQ Capital Market or the American Stock Exchange.

Accounting Consequences

     All previously reported per share amounts will be restated to reflect the effect of the reverse split as though it had occurred at the beginning of the earliest period presented in the consolidated financial statements. In addition, the amounts reported on the consolidated balance sheets as common stock and additional paid in capital will also be restated to reflect the reverse split.

No Dissenters' Rights or Appraisal Rights

     Under the CBCA, the CCAA and the DGCL, the Company's shareholders are not entitled to dissenters' rights or appraisal rights with respect to the reverse split, and we will not independently provide shareholders with any such right.

Certain Federal Income Tax Consequences of the Reverse Split

     The following discussion addresses the material federal income tax consequences of the reverse split that are applicable to holders of shares of the Company's Common Stock. Readers are referred to the Section above entitled "Circular 230 Tax Disclosures" for additional disclosures regarding this tax information.

     The Company believes that the reverse split of the Company's Common Stock will constitute a tax-free transaction within the meaning of Section 368(a)(1)(E) of the Code. Accordingly, it would generally be the case for federal income tax purposes that: (i) no gain or loss will be recognized by the holders of shares of the Company's Common Stock upon consummation of the reverse split, (ii) the aggregate tax basis of shares of New Common Stock will be the same as the aggregate tax basis of shares of the Company's Common Stock exchanged in the reverse split, (iii) the holding period of the New Common Stock received in the reverse split will include the period for which shares of the Company's Common Stock were held, and (iv) the Company will not recognize any gain or loss as a result of the reverse split.

  THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REVERSE SPLIT PROPOSAL.

                           PROPOSAL 4 - APPOINTMENT OF

                             INDEPENDENT ACCOUNTANTS

     Hein & Associates LLP served as the Company's principal accountants for the fiscal year ended December 31, 2005, and the board has selected Hein & Associates LLP as Simtek's principal accountants for the 2006 fiscal year. Management of the Company does not expect representatives of Hein & Associates LLP to be present at the Annual Meeting.

Audit Fees

     Simtek was billed an aggregate of approximately $101,014 and approximately $86,173 in fees for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004, respectively, in connection with the audit of Simtek's consolidated financial statements for such fiscal years and the reviews of the financial statements included in Simtek's Forms 10-Q and 10-QSB for such fiscal years and statutory and regulatory filings or engagements for such years.

Audit-Related Fees

     Simtek was billed $11,846 and $4,500 for assurance and related services by Hein & Associates LLP during the fiscal years ended December 31, 2005 and December 31, 2004, respectively.

Tax Fees

     Simtek was billed an aggregate of $12,100 and $15,200 in fees for professional services rendered during the fiscal year ended December 31, 2005 and December 31, 2004, respectively, for tax compliance and tax advice. The nature of the tax services comprising such fees was in connection with tax compliance (including U.S. federal and state returns) and tax consulting.

All Other Fees

     Hein & Associates LLP did not bill the Company for any other services rendered to Simtek for the fiscal years ended December 31, 2005 and December 31, 2004.

Pre-Approval Policies and Procedures

     All audit and audit-related services, tax services and other services were pre-approved by the audit committee of the Board. The audit committee's pre-approval policy provides for pre-approval of all audit, audit-related, tax and all other services provided by Hein & Associates LLP. The audit committee concluded that such services by Hein & Associates LLP were compatible with the maintenance of that firm's independence in the conduct of its auditing functions.


     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF HEIN & ASSOCIATES LLP, INDEPENDENT AUDITORS, AS AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2005.

                              SHAREHOLDER PROPOSALS

     If Simtek remains a Colorado corporation and its articles of incorporation and bylaws are otherwise unchanged:

o proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than May 9, 2007.

o if next year's annual meeting is held on a date more than 30 calendar days from June 29, 2007, proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials.

o a shareholder proposal or nomination for director for consideration at the 2007 annual meeting but not included in the proxy statement and proxy must be received by the Company no later than 30 days prior to the first anniversary of the initial notice of the Annual Meeting, provided that such proposal need not be given more than 50 days prior to the first anniversary of the initial notice of the Annual Meeting.

     If Simtek reincorporates as a Delaware corporation and the Delaware Bylaws are adopted:

o proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than March 31, 2007.

o if next year's annual meeting is held on a date more than 30 calendar days from June 29, 2007, proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials.

o a shareholder proposal or nomination for director for consideration at the 2007 annual meeting but not included in the proxy statement and proxy must be received by the Company not later than March 31, 2007 and not earlier than March 1, 2007; provided, however, that if next year's annual meeting is held on a date more than 30 calendar days from June 29, 2007, notice must be received by the Company not later than the close of business on the 10th day following the day on which the Company's notice of the date of the meeting is first given to the stockholders or disclosed to the general public.


     Whether the Company remains a Colorado corporation or reincorporates as a Delaware corporation, the procedures for submitting a shareholder proposal or nomination not included in the proxy statement and proxy are more fully described in the Delaware Bylaws or the Colorado Bylaws, as applicable. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

                             ADDITIONAL INFORMATION

     We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy, and information statements, and other information with the SEC. Such reports, proxy, and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy, and information statements, and other information filed through the SEC's Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

                                   Appendix A


                              PLAN OF CONVERSION OF
                   SIMTEK CORPORATION, a Colorado corporation,
                                      INTO
                   SIMTEK CORPORATION, a Delaware corporation

     This PLAN OF CONVERSION (this "Plan"), dated as of ________, 2006, is hereby adopted and approved by Simtek Corporation, a Colorado corporation ("Simtek-Colorado"), in order to set forth the terms, conditions and procedures governing the conversion of Simtek-Colorado into a Delaware corporation pursuant to Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act (as amended, the "CCAA") and Section 265 of the Delaware General Corporation Law (as amended, the "DGCL").

     WHEREAS, Simtek-Colorado's board of directors has approved the Conversion (as defined below) and recommended the same to Simtek-Colorado's shareholders, and such shareholders have approved the Conversion, all in accordance with the CCAA and the Colorado Business Corporation Act.

     NOW, THEREFORE, Simtek-Colorado does hereby adopt this Plan to effectuate the conversion of Simtek-Colorado into a Delaware corporation as follows:

1. Conversion; Effect of Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CCAA and the DGCL, including, without limitation, Sections 7-90-201 and 7-90-202 of the CCAA and Section 265 of the DGCL, Simtek-Colorado shall convert (referred to herein as the "Conversion") into a Delaware corporation named "Simtek Corporation" (referred to herein as "Simtek-Delaware") at the Effective Time (as defined below). Simtek-Delaware shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of Simtek-Delaware shall be deemed to have commenced on the date Simtek-Colorado commenced its existence in Colorado. Following the Conversion, Simtek-Delaware shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as Simtek-Colorado. Upon the Effective Time, all of the rights, privileges and powers of Simtek-Colorado, and all property, real, personal and mixed, and all debts due to Simtek-Colorado, as well as all other things and causes of action belonging to Simtek-Colorado, shall remain vested in Simtek-Delaware and shall be the property of Simtek-Delaware and the title to any real property vested by deed or otherwise in Simtek-Colorado shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of Simtek-Colorado shall be preserved unimpaired, and all debts, liabilities and duties of Simtek-Colorado shall remain attached to Simtek-Delaware and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of Simtek-Colorado, as well as the debts, liabilities and duties of Simtek-Colorado, shall not be deemed, as a consequence of the Conversion, to have been transferred to Simtek-Delaware for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of Simtek-Colorado incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Simtek-Colorado shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of Simtek-Colorado and shall constitute a continuation of the existence of Simtek-Colorado in the form of a Delaware corporation. Simtek-Colorado is the same entity as Simtek-Delaware.


2. Certificate of Conversion; Simtek-Delaware Charter Documents; Effective Time. The Conversion shall be effected by the filing with the Secretary of State of the State of Colorado of a duly executed Certificate of Conversion meeting the requirements of Section 7-90-201 of the CCAA (the "Colorado Certificate of Conversion") and the filing with the Secretary of State of the State of Delaware of: (a) a duly executed Certificate of Conversion meeting the requirements of
Section 265 of the DGCL (the "Delaware Certificate of Conversion"), and (b) a Certificate of Incorporation of "Simtek Corporation", substantially in the form of Exhibit A attached hereto (the "Certificate of Incorporation"). Subject to the foregoing, the Conversion shall be effective upon the filing of (i) the Colorado Certificate of Conversion with the Secretary of State of Colorado and
(ii) the Delaware Certificate of Conversion and the Certificate of Incorporation with the Secretary of State of Delaware (the "Effective Time").

3.   Governance and Other Matters Related to Simtek-Delaware.

     (a) Bylaws. At the Effective Time, the Bylaws of Simtek-Delaware shall be as set forth in Exhibit B attached hereto (the "Bylaws"), and shall be adopted as such by the Board of Directors of Simtek-Delaware.

     (b) Directors and Officers. The officers and directors of Simtek-Delaware immediately after the Effective Time shall be the officers and directors of Simtek-Colorado immediately prior to the Effective Time. Simtek-Colorado and, after the Effective Time, Simtek-Delaware and its Board of Directors, shall take any necessary actions to cause each of such individuals to be appointed as an officer and/or director, if necessary, of Simtek-Delaware, or to confirm such appointments.

4. Effect of the Conversion on the Common Stock of Simtek-Colorado. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of Simtek-Colorado, Simtek-Delaware or any common stock holder thereof, the common stock, par value $0.01 per share, of Simtek-Colorado (the "Colorado Common Stock") shall be converted as follows:

     (a) Conversion of Colorado Common Stock. Each issued and outstanding _________ (___) share[s] of Colorado Common Stock shall automatically, without the surrender of stock certificates or any further action on the part of the holder or the payment of any additional consideration, [be combined and] convert into one (1) validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of Simtek-Delaware (the "Delaware Common Stock"). Simtek-Delaware shall not issue fractional shares with respect to the Conversion. Any fractional share of Delaware Common Stock that would otherwise be issued as a result of the Conversion will be rounded up to the nearest whole share. Following the Effective Time, all Colorado Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Colorado Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

     (b) Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Colorado Common Stock or options, warrants, convertible debentures or other securities of Simtek-Colorado shall be deemed for all purposes to evidence ownership of and to represent shares of Delaware Common Stock, or options, warrants, convertible debentures or other securities of Simtek-Delaware, as the case may be, into which the shares of Colorado Common Stock, or options, warrants, convertible debentures or other securities of Simtek-Colorado represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Simtek-Delaware or its transfer agent. [INCLUDE THIS SENTENCE IF REVERSE SPLIT WILL BE EFFECTED AT SAME TIME AS CONVERSION: Each holder of record of a stock certificate of Colorado Common Stock shall surrender such certificate or certificates to Simtek-Delaware or its transfer agent and, upon such surrender, receive in exchange therefor a new certificate or certificates evidencing and representing the number of shares of Delaware Common Stock to which such holder is entitled. [Notwithstanding the foregoing,] [t][T]he registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise exchanged, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock, or options, warrants, purchase rights or other securities of Simtek-Delaware, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

5. Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, Simtek-Delaware shall apply for new tax identification numbers, qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation. As required or appropriate, following the Effective Time, all real, personal or intangible property of Simtek-Colorado which was titled or registered in the name of Simtek-Colorado shall be re-titled or re-registered, as applicable, in the name of Simtek-Delaware by appropriate filings and/or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

6. Further Assurances. If, at any time after the Effective Time, Simtek-Delaware shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in Simtek-Delaware its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Simtek-Colorado, or (b) to otherwise carry out the purposes of this Plan, Simtek-Delaware and its proper officers and directors (or their designees), are hereby authorized to solicit in the name of Simtek-Colorado any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of Simtek-Colorado all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of Simtek-Colorado, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Simtek-Colorado and otherwise to carry out the purposes of this Plan and the Conversion.

7. Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of Simtek-Colorado and, following the Effective Time, by the Board of Directors of Simtek-Delaware, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of Simtek-Colorado or Simtek-Delaware, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties. The Board of Directors of Simtek-Colorado or the Board of Directors of Simtek-Delaware, as applicable, at any time and from time to time, may terminate, amend or modify this Plan.

8. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

9. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

10. Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of Colorado, without regard to the conflict of laws provisions thereof.


                            [Signature page follows]

     IN WITNESS WHEREOF, Simtek-Colorado has caused this Plan to be executed by its duly authorized representative as of the date first stated above.


SIMTEK CORPORATION, a Colorado corporation

By:
   ------------------------------------------------

Name:
Title:

                                    EXHIBIT A
                          CERTIFICATE OF INCORPORATION

                             [Intentionally Omitted]

                                    EXHIBIT B
                                     BYLAWS

                             [Intentionally Omitted]

                                   Appendix B

                          CERTIFICATE OF INCORPORATION

                                       OF

                               SIMTEK CORPORATION

                                    ARTICLE I


     The name of this corporation is Simtek Corporation (the "Corporation").

                                   ARTICLE II

     The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801, and the name of registered agent of the Corporation in the State of Delaware at such address is CT Corporation.

                                   ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as amended (the "DGCL").

                                   ARTICLE IV

     The name of the Corporation's sole incorporator is Brian Alleman and his mailing address is 4250 Buckingham Dr. #100, Colorado Springs, CO 80907. The powers of the sole incorporator shall terminate upon the filing of this certificate of incorporation, and the names of the persons to serve as directors until the first annual meeting of stockholders or until successors are elected and qualify are:

         Harold A. Blomquist

         Ronald Sartore

         Alfred J. Stein

         Robert H. Keeley

         Robert C. Pearson

     The mailing address for each of the persons listed above is 4250 Buckingham Dr. #100, Colorado Springs, CO 80907.

                                    ARTICLE V

     The Corporation is authorized to issue two classes of stock to be designated "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is _________, consisting of __________ shares of Common Stock, $0.0001 par value per share, and _________ shares of Preferred Stock, $0.0001 par value per share. The board of directors is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the DGCL.

                                   ARTICLE VI

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

     Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE VII

     The Corporation shall indemnify its officers and directors, and shall provide for advancement of the expenses of such persons, to the fullest extent provided by Section 145 of the DGCL. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) employees and agents of the Corporation (and any other persons to which state law permits the Corporation to provide indemnification). The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Bylaws, agreement, vote of stockholders or disinterested directors of otherwise.

     Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection of a director, officer, agent, or employee of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE VIII

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                   ARTICLE IX

     Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                    ARTICLE X

     The number of directors which shall constitute the whole Board of Directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws of the Corporation or in an amendment thereof duly adopted by the Board of Directors of the Corporation or by the stockholders of the Corporation.

                                   ARTICLE XI

     Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors of the Corporation or in the Bylaws of the Corporation.

                                   ARTICLE XII

     Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

                                  ARTICLE XIII

     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of
Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of
Section 279 of the DGCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                   ARTICLE XIV

     The provision of Section 203 of the DGCL shall apply to the Corporation. This Article XIV shall be amended, altered or repealed only as provided in
Section 203 of the DGCL.

                                   ARTICLE XV

     Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing by such stockholders.

     IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation this [INSERT DATE].




                                        --------------------------------------
                                        Brian Alleman
                                        Sole Incorporator

                                   Appendix C


                                     BYLAWS
                                       OF
                               SIMTEK CORPORATION


                                   ARTICLE I
                                    OFFICES

     Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     Section 1. All meetings of the stockholders shall be held at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

     Section 2. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At each annual meeting, the stockholders shall elect directors to succeed those directors whose terms expire in that year and shall transact such other business as may properly be brought before the meeting.

     Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

     Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make available, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the corporation's principal executive offices. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 5. Special meetings of the stockholders, for any purpose or purposes, may only be called by the President, the Chairman of the Board, or a majority of the Board of Directors.

     Section 6. Unless otherwise required by law, written notice of a special meeting of the stockholders stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

     Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, either the President, the Chairman of the Board, or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted that might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 9. When a quorum is present at any meeting, the vote of the holders of a plurality of the stock having voting power present in person or represented by proxy shall decide the election of directors and the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any other question brought before such meeting, unless the question is one upon which by express provision of applicable statute or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Section 10. Unless otherwise provided in the certificate of incorporation, each stockholder of record shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after eleven (11) months from its date, unless the proxy provides for a longer period.

     Section 11. Nominations for election to the Board of Directors must be made by the Board of Directors or by a committee appointed by the Board of Directors for such purpose or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations by stockholders must be preceded by notification in writing received by the Secretary of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the annual meeting of stockholders is called for a date that is not within thirty (30) days before or after such anniversary date or in the event of a special meeting of stockholders called for the purpose of electing directors, notification by the stockholder must be received by the Secretary of the corporation not later than the close of business on the tenth day following the day on which the corporation's notice of the date of the meeting is first given or made to the stockholders or disclosed to the general public (which disclosure may be effected by means of a publicly available filing with the Securities and Exchange Commission), whichever occurs first. Such notification shall contain the written consent of each proposed nominee to serve as a director if so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:

         (a) the name, age, residence address, and business address of each proposed nominee and of each such person;

         (b) the principal occupation or employment, the name, type of business and address of the corporation or other organization in which such employment is carried on of each proposed nominee and of each such person;

         (c) the class and number of shares of stock of the corporation owned beneficially, either directly or indirectly, by each proposed nominee and each such person;

         (d) a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the corporation will or may be a party; and

         (e) any other information required by the Securities Exchange Act of 1934, as amended.

     The presiding officer of the meeting shall have the authority to determine and declare to the meeting that a nomination not preceded by notification made in accordance with the foregoing procedure shall be disregarded.

     Section 12. At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) pursuant to the corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Bylaw, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Bylaw.

     For business (other than nominations for election to the Board of Directors, which are governed by Section 11 above) to be properly brought before any meeting by a stockholder pursuant to clause (c) above of this Section 12, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be received by the Secretary of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the annual meeting of stockholders is called for a date that is not within thirty
(30) days before or after such anniversary date or in the event of a special meeting of stockholders, notification by the stockholder must be received by the Secretary of the corporation not later than the close of business on the tenth day following the day on which the corporation's notice of the date of the meeting is first given or made to the stockholders or disclosed to the general public (which disclosure may be effected by means of a publicly available filing with the Securities and Exchange Commission), whichever occurs first. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (e) any other information required by the Securities Exchange Act of 1934, as amended.

     Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 12. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by this Section 12, and if such person should so determine, such person shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 12.

     Section 13. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other dis tribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no record date is fixed, the record date shall be the close of business on the day next preceding the date on which the notice of the meeting is given, or if the notice is waived, then the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                  ARTICLE III

                                   DIRECTORS

     Section 1. The number of directors of this corporation that shall constitute the whole Board of Directors shall be not less than five (5) nor more than nine (9), with such actual number being determined by resolution of the Board of Directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of an incumbent director.

     Section 2. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors even if less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his/her predecessor in office, and shall hold such office until his/her successor is duly elected and shall qualify. Any directorship to be filled by reason of an increase in the number of directors beyond the range authorized in these bylaws shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting, or at a special meeting of stockholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his/her successor shall have been elected and shall qualify. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     Section 3. The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 5. The first meeting of each newly elected Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     Section 7. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on twenty four (24) hours' notice to each director by phone, fax or electronic mail; special meetings shall be called by the Chairman of the Board, the President or Secretary in like manner and on like notice on the written request of a majority of the Board of Directors unless the Board of Directors consists of only one (1) director, in which case special meetings shall be called by the Chairman of the Board, the President or Secretary in like manner and on like notice on the written request of the sole director.

     Section 8. At all meetings of the Board of Directors a majority of the directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or the electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 10. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                            COMMITTEES OF DIRECTORS

     Section 11. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation or such higher number of directors as may be required by law or the standards of any stock exchange on which shares of the corporation are listed. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Committees may include, without limitation, an executive committee, audit committee, compensation committee, nominating committee and governance committee.

     In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section 12. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                           COMPENSATION OF DIRECTORS

Section 13. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation.


                                   ARTICLE IV

                                    NOTICES

     Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice (except as provided in Section 7 of Article III of these bylaws), but such notice may be given, without limiting the manner by which notice may otherwise be given, (i) by a form of electronic transmission that satisfies the requirements of the General Corporation Law of the State of Delaware (the "General Corporation Law") and has been consented to by the stockholder to whom notice is given, and such notice shall be deemed to be given at the time sent to the stockholder or (ii) in writing, by mail, addressed to such director or stockholder, at his/her address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telephone, electronic mail, telegram or facsimile.

     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver thereof by electronic transmission by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE V

                                    OFFICERS

     Section 1. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a President, a Chief Financial Officer and a Secretary. The Board of Directors may elect from among its members a Chairman of the Board. The Board of Directors may also choose one or more vicepresidents, assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide, except that the same person may not simultaneously hold the offices of President and Secretary.

     Section 2. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

     Section 3. The salaries of all officers of the corporation shall be fixed by the Board of Directors or any committee established by the Board of Directors for such purpose. The salaries of agents of the corporation shall, unless fixed by the Board of Directors, be fixed by the Chief Executive Officer, President or any vice president of the corporation.

     Section 4. The officers of the corporation shall hold office until their successors are chosen and qualify or until their earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors but such removal shall be without prejudice to the contract rights of the person so removed. Election or appointment of an officer or agent shall not, of itself, create contract rights.

                           THE CHAIRMAN OF THE BOARD

     Section 5. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he/she shall be present. He/she shall have and may exercise such powers as are, from time to time, assigned to him/her by the Board of Directors and as may be provided by law.

                            CHIEF EXECUTIVE OFFICER

     Section 6. The Chief Executive Officer, if any, shall serve as the chief executive officer of the corporation and shall have general and active management authority with respect to the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect; subject, however, to the right of the directors to delegate specific powers, except those exclusively conferred by statute on the Chief Executive Officer, to any other officers of the corporation. The Chief Executive Officer shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors.

     Section 7. The Chief Executive Officer shall be authorized to exe cute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

                       THE PRESIDENT AND VICE-PRESIDENTS

     Section 8. The President shall, in the absence of the Chairman of the Board and the Chief Executive Officer, preside at all meetings of the stockholders and the Board of Directors. In the absence of the Chief Executive Officer, the President shall have general and active management authority with respect to the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect; subject, however, to the right of the directors to delegate specific powers, except those exclusively conferred by statute on the Chief Executive Officer or President, to any other officers of the corporation. The President shall perform other duties commonly incident to the office and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 9. The President or any vice president shall be authorized to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

     Section 10. In the absence of the President or in the event of his/her inability or refusal to act, the vice-president, if any, (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                     THE SECRETARY AND ASSISTANT SECRETARY

     Section 11. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He/she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he/she shall be. He/she shall have custody of the corporate seal of the corporation and he/she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his/her signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his/her signature.

     Section 12. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his/her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                          THE CHIEF FINANCIAL OFFICER

     Section 13. The Chief Financial Officer shall be the chief financial officer and treasurer of the corporation, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

     Section 14. He/she shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his/her transactions as Chief Financial Officer and of the financial condition of the corporation.

     Section 15. The assistant treasurer, or if there be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Chief Financial Officer or in the event of his/her inability or refusal to act, perform the duties and exercise the powers of the Chief Financial Officer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.


                                   ARTICLE VI

                              CERTIFICATE OF STOCK

     Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman of the Board, or the President or a vice-president and the treasurer or an assistant treasurer, or the Secretary or an assistant secretary of the corporation, certifying the number of shares owned by him/her/it in the corporation.

     If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he/she were such officer, transfer agent or registrar at the date of issue.

                               LOST CERTIFICATES

     Section 2. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his/her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFER OF STOCK

     Section 3. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                            REGISTERED STOCKHOLDERS

     Section 4. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                  ARTICLE VII

                                INDEMNIFICATION

     Section 1. (a) Subject to Section 3 of this Article VII, the corporation shall indemnify, to the fullest extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter, a "Proceeding"), by reason of the fact that such person is or was a director or officer of the corporation, or while serving as a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (collectively, "Another Enterprise") (such person hereinafter, a "Mandatory Indemnitee"), against expenses (including attorneys' fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         (b) The corporation may indemnify, to the fullest extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the corporation, or while serving as an employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, employee, or agent of Another Enterprise (such person hereinafter, a "Permissive Indemnitee"), against expenses (including attorneys' fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         (c) Anything in this Section 1 of Article VII to the contrary notwithstanding, if a person was or is a party or was or is threatened to be made a party to any Proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of Another Enterprise, then the corporation shall not indemnify such person for any judgment, fines, or amounts paid in settlement to the corporation in connection with such Proceeding. The corporation shall indemnify any such person who is a Mandatory Indemnitee, and may indemnify any such person who is a Permissive Indemnitee, in each case to the fullest extent that it shall have power under applicable law to do so and in a manner permitted by such law, and subject to
Section 3 of this Article VII, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; provided, however, that no indemnification for such expenses shall be made in respect of any claim, issue, or matter in such Proceeding as to which the person shall have been adjudged liable to the corporation unless (and only to the extent that) the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the Court of Chancery or such other court shall deem proper.

         (d) To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any threatened, pending, or completed Proceeding referred to in Section 145(a) or
(b) of the General Corporation Law, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

         (e) The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     Section 2. (a) Subject to Section 3 of this Article VII, with respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was a director or officer of the corporation, or while serving as a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, or agent of Another Enterprise, the corporation shall pay the expenses (including attorneys' fees) incurred by such person in defending any such Proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that any advancement of expenses shall be made only upon receipt of an undertaking (hereinafter an "undertaking") by such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Article VII or otherwise.

         (b) With respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the corporation, or while serving as an employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, employee, or agent of Another Enterprise, the corporation may, in its discretion and upon such terms and conditions, if any, as the corporation deems appropriate, pay the expenses (including attorneys' fees) incurred by such person in defending any such Proceeding in advance of its final disposition.

     Section 3. Anything in Section 1(a) or Section 2(a) of this Article VII to the contrary notwithstanding, except as provided in Section 5(b) of this Article VII, with respect to a Proceeding initiated against the corporation by a director or officer of the corporation (whether initiated by such person in such capacity or in any other capacity, including as a director, officer, employee, or agent of Another Enterprise), the corporation shall not be required to indemnify or to advance expenses (including attorneys' fees) to such person in connection with prosecuting such Proceeding (or part thereof) or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the corporation in such Proceeding (or part thereof) unless such Proceeding was authorized by the Board of Directors of the corporation.

     Section 4. With respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was a director or officer of the corporation, or while serving as a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, or agent of Another Enterprise, the rights to indemnification and to the advancement of expenses conferred in Sections 1(a) and 2(a) of this Article VII shall be contract rights. Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Article VII (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the Proceeding relating to such acts or omissions is commenced before or after the time of such amendment, repeal, modification, or adoption).

     Section 5. (a) If (X) a claim under Section 1(a) of this Article VII with respect to any right to indemnification is not paid in full by the corporation within sixty (60) days after a written demand has been received by the corporation or (Y) a claim under Section 2(a) of this Article VII with respect to any right to the advancement of expenses is not paid in full by the corporation within twenty (20) days after a written demand has been received by the corporation, then the person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim.

         (b) If successful in whole or in part in any suit brought pursuant to
Section 5(a) of this Article VII, or in a suit brought by the corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the person from whom the corporation sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the corporation the reasonable expenses (including attorneys' fees) of prosecuting or defending such suit.

         (c) In any suit brought by a person seeking to enforce a right to indemnification hereunder (but not a suit brought by a person seeking to enforce a right to an advancement of expenses hereunder), it shall be a defense that the person seeking to enforce a right to indemnification has not met any applicable standard for indemnification under applicable law. With respect to any suit brought by a person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the corporation to have made a determination prior to commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standards of conduct under applicable law, nor (ii) an actual determination by the corporation that such person has not met such applicable standards of conduct, shall create a presumption that such person has not met the applicable standards of conduct or, in a case brought by such person seeking to enforce a right to indemnification, be a defense to such suit.

         (d) In any suit brought by a person seeking to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the corporation to prove that the person seeking to enforce a right to indemnification or to an advancement of expenses or the person from whom the corporation seeks to recover an advancement of expenses is not entitled to be indemnified, or to such an advancement of expenses, under this Article VII or otherwise.

     Section 6. Any indemnification required or permitted under this Article VII (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met all applicable standards of conduct set forth in this
Article VII and Section 145 of the General Corporation Law. Such determination shall be made, with respect to a person who is a director or officer of the corporation at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders. Such determination shall be made, with respect to any person who is not a director or officer of the corporation at the time of such determination, in the manner determined by the Board of Directors (including in such manner as may be set forth in any general or specific action of the Board of Directors applicable to indemnification claims by such person) or in the manner set forth in any agreement to which such person and the corporation are parties.

     Section 7. The indemnification and advancement of expenses provided in this
Article VII shall not be deemed exclusive of any other rights to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

     Section 8. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of Another Enterprise against any liability asserted against such person and incurred by such person in any such capacity, or aris ing out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article VII or otherwise.

     Section 9. If any provision or provisions of this Article VII shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this
Article VII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

     Section 10. For purposes of this Article VII: (a) references to serving at the request of the corporation as a director or officer of Another Enterprise shall include any service as a director or officer of the corporation that imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan; (b) references to serving at the request of the corporation as a employee or agent of Another Enterprise shall include any service as an employee or agent of the corporation that imposes duties on, or involves services by, such employee or agent with respect to an employee benefit plan; (c) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the corporation; and (d) references to a director of Another Enterprise shall include, in the case of any entity that is not managed by a board of directors, such other position, such as manager or trustee or member of the governing body of such entity, that entails responsibility for the management and direction of such entity's affairs, including, without limitation, general partner of any partnership (general or limited) and manager or managing member of any limited liability company.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

                                   DIVIDENDS

     Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

     Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     CHECKS

     Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                  FISCAL YEAR

     Section 4. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                      SEAL

     Section 5. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                   ARTICLE IX

                                   AMENDMENTS

     Section 1. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the affirmative vote of holders of at least a majority vote of the outstanding voting stock of the corporation. These bylaws may also be altered, amended or repealed or new bylaws may be adopted by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation. The foregoing may occur at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

         CERTIFICATE OF ADOPTION BY THE SECRETARY OF SIMTEK CORPORATION

     The undersigned, Brian Alleman, hereby certifies that he is the duly elected and acting Secretary of Simtek Corporation, a Delaware corporation, and that the bylaws attached hereto constitute the bylaws of said corporation as duly adopted by the Board of Directors on _________________, 2006.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name as of the _______ day of __________________, 2006.



                                           _____________________________________
                                           Brian Alleman, Secretary

                                    PROXY


                               Simtek Corporation
                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints, Harold A. Blomquist, Chief Executive Officer, and Brian Alleman, Chief Financial Officer, and each of them individually, the proxies of the undersigned, with full power of substitution, to vote, at the Annual Meeting of Shareholders of Simtek Corporation (the "Company") to be held June 29, 2006 and all adjournments thereof, all shares of Common Stock of the Company held of record by the undersigned as of May 17, 2006 as follows:


1.   ELECTION OF DIRECTORS

Nominees:    Ronald Sartore            Alfred J. Stein


     [ ]   FOR ALL NOMINEES    [ ]   WITHHOLD FROM ALL NOMINEES


FOR, except vote withheld from the following nominee (s):

         (           )
--------------------------------------------------------------------------------
                                List of Nominees




2.  REINCORPORATION OF SIMTEK CORPORATION IN DELAWARE

     [ ]   FOR         [ ]   AGAINST             [ ]   ABSTAIN



3.  REVERSE SPLIT OF COMMON STOCK IN THE RANGE OF 1:5 to 1:20

     [ ]   FOR         [ ]   AGAINST             [ ]   ABSTAIN



4.  RATIFICATION OF SELECTION OF AUDITORS

     [ ]   FOR         [ ]   AGAINST             [ ]   ABSTAIN


In their discretion, the proxies appointed hereby are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted FOR Proposal 1 through 4 above.

                                   DATED:_________________________________, 2006



                                                 (Signature)



                                                 (Signature)

                                   NOTE:  Please sign in the same manner as
                                          name(s) appear below.  Joint owners
                                          should both sign.  Fiduciaries,
                                          attorneys, corporate officers, etc.,
                                          should indicate their capacities.